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AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
ON SEPTEMBER 3, 2010
REGISTRATION NO. [                    ]

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-14
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
☐ PRE-EFFECTIVE AMENDMENT NO. ☐ POST-EFFECTIVE AMENDMENT NO.
(Check appropriate Box or Boxes)
JANUS INVESTMENT FUND
(Exact Name of Registrant as Specified in Charter)
151 DETROIT STREET, DENVER, COLORADO 80206-4805
(Address of Principal Executive Offices)
303-333-3863
(Registrant’s Telephone No., including Area Code)
STEPHANIE GRAUERHOLZ-LOFTON, ESQ.
151 DETROIT STREET
DENVER, COLORADO 80206-4805
(Name and Address of Agent for Service)
     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933.
     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.
     No filing fee is required because an indefinite number of shares of beneficial interest with $0.01 par value, of the Registrant have previously been registered pursuant to Section 24(f) of the Investment Company Act of 1940, as amended.

For shareholders of
Janus Research Core Fund
[     , 2010]
Dear Shareholder:
     We wanted to inform you that the Trustees of the Janus Research Core Fund have approved the merger of the Fund into the Janus Growth and Income Fund, effective on or about January 28, 2011. Janus’ proposal to merge the two funds was based largely on similarities of the funds’ investment objectives, strategies and policies, as well as the possibility of expense efficiencies due to the larger combined asset base at the time of the merger.
     The Janus Growth and Income Fund is managed by Marc Pinto, a 16-year Janus veteran who is co-portfolio manager of Janus Balanced Fund, as well as the manager of several Institutional separate account strategies. Marc looks for well-established companies with strong growth potential to achieve Janus Growth and Income Fund’s investment objective of long-term capital growth and current income, which is very similar to the goal of the Janus Research Core Fund.
     As of the merger closing date, you will automatically receive the same class of shares of Janus Growth and Income Fund that you currently hold in Janus Research Core Fund. Also, the contractual management fee rate that you pay will not change since the management fee rate for the combined Growth and Income portfolio will be reduced by 0.02% per year to match the rate that Janus Research Core Fund currently pays.
     The fund merger is designed to qualify as a tax-free reorganization, so you should not realize a tax gain or loss as a direct result of the merger, nor will you pay any of the expenses associated with the merger.
     Please refer to the enclosed Q&A and Prospectus/Information Statement for additional details describing the fund merger. If you have additional questions, please contact your financial advisor / intermediary for assistance or call a Janus representative at 1-800-525-0020.
     We value the trust and confidence you have placed with us and look forward to continuing our relationship with you.
Sincerely,
/s/ Robin C. Beery
Robin C. Beery
Chief Executive Officer and President
of Janus Investment Fund

PROSPECTUS/INFORMATION STATEMENT
[                    , 2010]
Relating to the acquisition of the assets of
JANUS RESEARCH CORE FUND
by and in exchange for shares of beneficial interest of
JANUS GROWTH AND INCOME FUND

each, a series of Janus Investment Fund
151 Detroit Street
Denver, Colorado 80206-4805
[1-800-525-0020]
INTRODUCTION
     This Prospectus/Information Statement is being furnished to shareholders of Janus Research Core Fund in connection with an Agreement and Plan of Reorganization (the “Plan”). Under the Plan, shareholders of Janus Research Core Fund will receive shares of Janus Growth and Income Fund (together with Janus Research Core Fund, the “Funds” and each, a “Fund”) approximately equal in value to their holdings in Janus Research Core Fund as of the closing date of the reorganization (the “Reorganization”). After the Reorganization is complete, Janus Research Core Fund will be liquidated. The Reorganization is expected to be completed on or about [January 28, 2011] (the “Closing Date”).
     The Board of Trustees of Janus Investment Fund (the “Trust”) determined that the Reorganization is in the best interests of the shareholders of Janus Research Core Fund and the shareholders Janus Growth and Income Fund. The Board of Trustees considered many factors in making this determination, which are summarized below in the Q&A section and discussed in detail in this Prospectus/Information Statement. Among the factors considered, the Board noted that the Funds share similar investment objectives and investment strategies and, as a general matter, the larger combined Fund is expected to have lower total gross operating expenses and the same or lower expenses after fee waivers than Janus Research Core Fund would have if it continued to operate as a stand-alone Fund. Additionally, the Board of Trustees also considered that Janus Capital Management LLC (“Janus Capital”), the investment adviser to both Funds, is voluntarily agreeing to a reduction of the investment advisory fee rate paid by Janus Growth and Income Fund from 0.62% per year to 0.60% per year upon the successful completion of the Reorganization. This fee reduction could not be increased in the future without obtaining Trustee and shareholder approval. Finally, the Trustees noted that Janus Capital is paying for all costs of the Reorganization, and the Reorganization will be treated as a tax-free transaction for Janus Research Core Fund and its shareholders.
     Janus Growth and Income Fund and Janus Research Core Fund are each a series of the Trust, an open-end, registered management investment company organized as a Massachusetts business trust. Janus Capital Management is responsible for the day-to-day management of Janus Research Core Fund’s and Janus Growth and Income Fund’s investment portfolios and furnishes continuous advice and recommendations concerning each Fund’s investments. Janus Capital will remain the investment adviser of Janus Growth and Income Fund after the Reorganization. As one of the larger mutual fund sponsors in the United States, Janus Capital sponsored [ ] mutual funds and had approximately $_____ billion in assets under management as of [June 30, 2010]. The Reorganization will offer shareholders the potential for increased operational efficiencies while giving them continued access to Janus Capital’s experience and resources in managing mutual funds.
     This Prospectus/Information Statement, which you should read carefully and retain for future reference, sets forth concisely the information that you should know about Janus Growth and Income Fund, Janus Research Core Fund and the Reorganization. This Prospectus/Information Statement is being mailed on or about [ , 2010]. A copy of Janus Growth and Income Fund’s most recent Annual Report to Shareholders is included with this Prospectus/Information Statement and is incorporated by reference.

Incorporation by Reference
     For more information about the investment objectives, strategies, restrictions and risks of Janus Growth and Income Fund and Janus Research Core Fund, see:
i.	the Prospectuses of Janus Research Core Fund, Class A and Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares, each dated February 16, 2010, as supplemented (File No. 811-01879);

ii.	the combined Statement of Additional Information of the Funds, dated February 16, 2010, as supplemented (File No. 811-01879);

iii.	the combined Annual Report of the Funds, for the fiscal year ended October 31, 2009 (File No. 811-01879); and

iv.	the unaudited combined Semiannual Report of the Funds, for the fiscal period ended March 31, 2010 (File No. 811-01879).
     These documents have been filed with the U.S. Securities and Exchange Commission (“SEC”) and are incorporated by reference herein as appropriate. The Prospectus of the appropriate class of Janus Research Core Fund and its Annual Report and more recent Semiannual Report have previously been delivered to Janus Research Core Fund shareholders.
     The Funds provide annual and semiannual reports to their shareholders that highlight relevant information, including investment results and a review of portfolio changes. Additional copies of each Fund’s most recent annual report and any more recent semiannual report are available, without charge, by contacting your broker-dealer, plan sponsor, or financial intermediary, or [by calling a Janus representative at 1-877-335-2687, via the Internet at janus.com/info], or by sending a written request to the Secretary of the Trust at 151 Detroit Street, Denver, Colorado 80206-4805.
     A Statement of Additional Information dated [ , 2010] relating to the Reorganization has been filed with the SEC and is incorporated by reference into this Prospectus/Information Statement. You can obtain a free copy of that document by contacting your broker-dealer, plan sponsor, or financial intermediary or [by calling Janus at 1-877-335-2687].
     The shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution or the U.S. Government, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency, and involve risk, including the possible loss of the principal amount invested.
     Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy materials, and other information with the SEC. You may review and copy information about the Funds at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
     This Prospectus/Information Statement is for informational purposes only. You do not need to do anything in response to this Prospectus/Information Statement. We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.
     Shares of the Funds have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.
     The following chart outlines the impacted share classes and their respective ticker symbols:

Fund/Class	Ticker
Janus Research Core Fund
Class A Shares	JDQAX
Class C Shares	JADCX
Class D Shares	JNRCX
Class I Shares	JCEFX
Class R Shares	JDQRX
Class S Shares	JADEX
Class T Shares	JAEIX
Janus Growth and Income Fund
Class A Shares	JDNAX
Class C Shares	JGICX
Class D Shares	JNGIX
Class I Shares	JGINX
Class R Shares	JDNRX
Class S Shares	JADGX
Class T Shares	JAGIX

PROSPECTUS/INFORMATION STATEMENT
[     , 2010]

SYNOPSIS
     This Prospectus/Information Statement provides a brief overview of the key features and other matters typically of concern to shareholders affected by a reorganization between mutual funds. These responses are qualified in their entirety by the remainder of this Prospectus/Information Statement, which you should read carefully because it contains additional information and further details regarding the Reorganization. The description of the Reorganization is qualified by reference to the full text of the Plan, which is attached as Appendix A.
Q.	What is happening in the Reorganization?

A.	At a meeting held on August 30, 2010, the Board of Trustees of the Trust (the “Board of Trustees” or the “Trustees”) approved the Plan which authorizes the reorganization of Janus Research Core Fund with and into Janus Growth and Income Fund, with Janus Growth and Income Fund being the surviving entity. Janus Research Core Fund and Janus Growth and Income Fund are each a series of the Trust and managed by Janus Capital. The Board of Trustees concluded that the Reorganization is in the best interest of the shareholders of both Funds, and that the interests of shareholders of the Funds will not be diluted as a result of the Reorganization. You are receiving this Prospectus/Information Statement because you are a shareholder of Janus Research Core Fund and will be impacted by the Reorganization.

Immediately after the Closing Date, Janus Research Core Fund investors will own a number of full and fractional shares of Janus Growth and Income Fund approximately equivalent in dollar value to their shares held in Janus Research Core Fund as of the close of business on the Closing Date. Specifically, all or substantially all of the assets of Janus Research Core Fund will be transferred to Janus Growth and Income Fund solely in exchange for shares of Janus Growth and Income Fund with a value approximately equal to the value of Janus Research Core Fund’s assets net of liabilities, and the assumption by Janus Growth and Income Fund of all liabilities of Janus Research Core Fund. Immediately following the transfer, the shares of Janus Growth and Income Fund received by Janus Research Core Fund will be distributed pro rata to Janus Research Core Fund shareholders of record as of the Closing Date (on or about [ , 2010]). After the Reorganization is completed, Janus Research Core Fund will be liquidated. The Reorganization is conditioned upon receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization, and any other conditions as outlined in the Plan.

Q.	Will I own the same number of shares of Janus Growth and Income Fund as I currently own of Janus Research Core Fund?

A.	Not necessarily. You will receive the same class of shares of Janus Growth and Income Fund as the class of shares of Janus Research Core Fund you own as of the Reorganization. However, the number of shares you receive will depend on the relative net asset values of the shares of Janus Research Core Fund and Janus Growth and Income Fund as of the close of trading on the New York Stock Exchange (“NYSE”) on the business day prior to the closing of the Reorganization.

Q.	What did the Board of Trustees consider in determining that the Reorganization is in the best interests of Janus Research Core Fund?

A.	The Board of Trustees of the Trust concluded that the Reorganization is in the best interests of Janus Research Core Fund and Janus Growth and Income Fund after consideration of the following factors, among others:
•	The compatibility of the Funds’ investment objectives, strategies and risks and the extent of the overlap of portfolio holdings between the Funds.

•	Shareholders of each Fund will have the opportunity to invest in a larger Fund and potentially benefit from long-term economies of scale that may result from the Reorganization.

•	Janus Capital’s agreement to reduce the contractual investment advisory fee rate for Janus Growth and Income Fund post-Reorganization to match that of Janus Research Core Fund.

•	Fund expenses after fee waivers are expected to be the same or lower for shareholders of each Fund after the Reorganization

•	The Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature.

•	Janus Capital is paying all costs associated with the Reorganization.

•	Janus Growth and Income Fund is far larger than Janus Research Core Fund, and after the Reorganization, generally is expected to have lower pre-waiver total operating expense ratios (as compared to both Funds currently) and be able to spread its fixed costs over a large asset base, which could benefit shareholders if, in the future, expense cap levels change.

•	The fact that the Reorganization may limit the ability of Janus Growth and Income Fund to benefit in the future from using a portion of the realized capital losses generated by Janus Research Core Fund during any one year, as applicable.

•	The benefits of the Reorganization to Janus Capital and its affiliates, including, among other things, that Janus Capital may derive greater operational efficiencies by managing a single fund rather than two separate funds with substantially similar investment objectives, strategies, policies and risks.
Q.	How do the Funds’ investment objective, strategies, and risks compare?

A.	The following summarizes the primary similarities and differences in the Funds’ investment objective, principal investment strategies and risks.

Similarities:

Investment Objective: Each Fund seeks long-term growth of capital. In addition, Janus Growth and Income Fund seeks current income.

Principal Investment Strategies:
•	Each Fund invests primarily in equity securities selected for their growth potential. These equity securities normally comprise approximately 75% of Janus Growth and Income Fund’s assets and comprised approximately 99.6% of Janus Research Core Fund’s assets (as of March 31, 2010), although, unlike Janus Growth and Income Fund, Janus Research Core Fund does not have a requirement to invest a certain percentage of its portfolio in such equity securities.

•	Each Fund may invest in companies of any size.

•	Each Fund may invest in foreign equity and debt securities, which may include investments in emerging markets. As of March 31, 2010, these investments comprised the following percent of each Fund’s assets:

	Janus Research	Janus Growth and
	Core Fund	Income Fund
Investments in Foreign Equity Securities	19.2%	33.1%
Investments in Foreign Debt Securities	0.0%	1.0%
Investments in Emerging Markets	2.6%	4.7%
•	Each Fund may invest in derivatives.
Benchmarks: The Standard & Poor’s 500 Index and the Russell 1000 Growth Index are each Fund’s primary and secondary benchmark, respectively.

Diversification: Each Fund is classified as “diversified,” meaning that the Fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer.

Risks: Each Fund’s returns will vary and you could lose money. Each Fund is subject to risks related to the market, investments in growth securities, foreign exposure, and investments in derivatives.

Differences:

Principal Investment Strategies: Janus Growth and Income Fund normally invests at least 25% of its assets in securities believed to have income potential. Janus Research Core Fund does not have a specific strategy to invest a certain percentage of its assets in such securities although the Fund may at any time maintain such investments. Notably, equity securities may make up part or all of Janus Growth and Income Fund’s income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. As of [March 31, 2010], Janus Research Core Fund and Janus Growth and Income Fund invested approximately __% and __% of total assets in debt and other fixed-income securities, respectively.

Portfolio Managers: James Goff is the portfolio manager for Janus Research Core Fund and coordinates the selection of investments for the Fund with recommendations made by Janus Capital’s equity research analysts. Marc Pinto is the portfolio manager for Janus Growth and Income Fund.

Risks. Given Janus Growth and Income Fund’s investments in debt and other fixed-income securities, it has increased risk related to investments in fixed-income securities that does not typically exist in Janus Research Core Fund.

Number of Holdings: As of March 31, 2010, Janus Research Core Fund held 67 securities and Janus Growth and Income Fund held 86 securities. Despite this difference in number of holdings, Janus Research Core Fund held 48.67% of its assets in securities that were also held in Janus Growth and Income Fund and Janus Growth and Income Fund held 45.28% of its assets in securities that were also held in Janus Research Core Fund.

Further information comparing the investment objectives, strategies, restrictions and risks is included below under “Summary of the Funds.”

Q.	How do the Funds compare in size?

A.	As of [March 31, 2010], Janus Growth and Income Fund’s net assets were approximately $4.0 billion and Janus Research Core Fund’s net assets were approximately $627.9 million. The asset size of each Fund fluctuates on a daily basis and the asset size of Janus Growth and Income Fund after the Reorganization may be larger or smaller than the combined assets of the Funds as of [March 31, 2010]. More current total net asset information is available [on janus.com/info].

Q.	Will the Reorganization result in a higher investment advisory fee rate under the advisory agreement?

A.	No. While the annual investment advisory fee rate payable under the advisory agreements for Janus Research Core Fund and Janus Growth and Income Fund is currently 0.60% and 0.62%, respectively, of the Fund’s average daily net assets, Janus Capital has agreed to contractually reduce Janus Growth and Income Fund’s annual contractual advisory fee rate post-Reorganization to 0.60%, the same contractual advisory fee rate for Janus Research Core Fund.

Pro forma fee, expense, and financial information is included in this Prospectus/ Information Statement.

Q.	Will the Reorganization result in higher Fund expenses?

A.	Fund expenses after fee waivers are expected to be the same or lower for shareholders of each Fund after the Reorganization. In addition, as the tables below show, based on [March 31, 2010] assets (and assuming the Reorganization occurred on [March 31, 2010]), all classes of Janus Research Core Fund are expected to experience a decrease in Total Annual Operating Expenses, without taking into account any waivers. Similarly, the Total Annual Operating Expenses, before any waivers, for all classes of Janus Growth and Income Fund other than Class C Shares are expected to remain about the same. As noted above, however, after the application of fee waivers, pro forma expenses for Class C shares of Janus Growth and Income Fund are expected to be the same or lower. Janus Capital uses “fee waivers” in an effort to maintain competitive expenses relative to peers by waiving certain expenses, including all or a portion of its investment advisory fee, as needed, to limit certain operating expenses a Fund pays to the contractual limit. It is impossible to predict the actual expense ratio after the Reorganization, as that will depend on the level of Fund assets at that time. However, Janus Growth and Income Fund is a far larger Fund than Janus Research Core Fund, and after the Reorganization, all Fund share classes are expected to have lower pre-waiver Total Expense Ratios than the corresponding share classes of Janus Research Core Fund. Further, Janus Research Core Fund is expected to be able to spread its fixed costs over a larger asset base, which could benefit shareholders if, in the future, expense cap levels change. In this regard, Janus Capital has agreed to an annual expense limit of 0.70% for Janus Growth and Income Fund through February 1, 2012. In addition, Janus Capital has agreed to waive up to 0.02% of share class level expenses that are currently not reimbursable expenses under the expense limitation agreement, through February 1, 2012, for Class A and Class C shares, to the extent that the net expense ratio exceeds 0.94% for Class A Shares and 1.69% for Class C Shares.

The table below shows, for each Fund, as well as for Janus Growth and Income Fund, assuming the Reorganization occurred on March 31, 2010, total net assets and the total expense ratio, with and without waivers, as of March 31, 2010.

		Total Annual Operating Expense Ratio
		(including Interest Expenses and Acquired Fund
		Fees and Expenses)
		Excluding contractual	Including contractual
Fund/Share Class	Average Net Assets	waivers	waivers
Janus Research Core Fund
Class A Shares	$5,831,863	1.15%	0.94	%(1)
Class C Shares	$8,565,875	2.11%	1.69	%(1)
Class D Shares	$314,343,645	0.86%	0.81	%(1)
Class I Shares	$3,353,937	0.77%	0.69	%(1)
Class R Shares	$1,364,385	1.51%	1.44	%(1)
Class S Shares	$23,267,410	1.26%	1.19	%(1)
Class T Shares	$489,557,285	0.95%	0.88	%(1)
Janus Growth and Income Fund
Class A Shares	$19,201,570	1.04%	1.00	%(2)
Class C Shares	$5,133,072	1.84%	1.75	%(2)
Class D Shares	$1,873,492,341	0.80%	0.80	%(2)
Class I Shares	$32,742,445	0.70%	0.70	%(2)
Class R Shares	$2,021,490	1.44%	1.44	%(2)
Class S Shares	$68,352,262	1.19%	1.19	%(2)
Class T Shares	$3,214,459,107	0.88%	0.88	%(2)
Janus Growth and Income Fund (pro forma assuming Reorganization)
Class A Shares	$25,033,433	1.04%	0.94	%(3)
Class C Shares	$13,698,947	1.95%	1.69	%(3)
Class D Shares	$2,187,835,986	0.79%	0.79	%(3)
Class I Shares	$36,096,382	0.69%	0.69	%(3)
Class R Shares	$3,385,875	1.43%	1.43	%(3)
Class S Shares	$91,619,671	1.18%	1.18	%(3)
Class T Shares	$3,704,016,392	0.87%	0.87	%(3)

(1)	Janus Capital has contractually agreed to waive Janus Research Core Fund’s “Total Annual Fund Operating Expenses” (excluding the distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to acquired fund fees and expenses) to the extent such operating expenses exceed 0.66% until at least February 16, 2011.

(2)	Janus Capital has contractually agreed to waive Janus Growth and Income Fund’s “Total Annual Fund Operating Expenses” (excluding the distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to acquired fund fees and expenses) to the extent such operating expenses exceed 0.73% until at least February 16, 2011.

(3)	Janus Capital has contractually agreed to waive Janus Growth and Income Fund’s “Total Annual Fund Operating Expenses,” post-Reorganization (excluding the distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to acquired fund fees and expenses) to the extent such operating expenses exceed 0.70% until at least February 1, 2012. In addition, Janus Capital has agreed to waive up to 0.02% of share class level expenses that are currently not reimbursable expenses, as noted above, through February 1, 2012, for Class A and Class C shares, to the extent that the net expense ratio exceeds 0.94% for Class A Shares and 1.69% for Class C Shares.
Additional pro forma fee, expense, and financial information is included in this Prospectus/Information Statement.

Q.	What are the federal income tax consequences of the Reorganization?

A.	The Reorganization is expected to qualify as a tax-free transaction for federal income tax purposes and will not take place unless counsel provides an opinion to that effect. Shareholders should not recognize any capital gain or loss as a direct result of the Reorganization. As a result of the Reorganization, however, Janus Research Core Fund and/or Janus Growth and Income Fund may lose the ability to utilize a portion of realized capital losses that might have been used to offset or defer gains on sales of portfolio securities under some circumstances. If you choose to redeem or exchange your shares before or after the Reorganization, you may realize a taxable gain or loss; therefore, consider consulting a tax adviser before doing so. In addition, prior to the Closing Date you may receive a distribution of ordinary income or capital gains of Janus Research Core Fund.

Q.	Will the shareholder services provided by Janus Capital change?

A.	No. Janus Capital currently manages both Janus Research Core Fund and Janus Growth and Income Fund and will continue as the investment adviser of Janus Growth and Income Fund following the Reorganization. The administrator, custodian, transfer agent, and distributor are the same for the Funds and will not change as a result of the Reorganization. Shareholders of Janus Research Core Fund will also have the same purchase and redemption privileges as they currently enjoy. Please consult your financial intermediary for information on any services provided by them to the Funds.

Q.	Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.	No. There will be no sales load, commission or other transactional fee in connection with the Reorganization. The full and fractional value of shares of Janus Research Core Fund will be exchanged for full and fractional corresponding shares of Janus Growth and Income Fund having approximately equal value, without any sales load, commission or other transactional fee being imposed.

Q.	Can I still add to my existing Janus Research Core Fund account until the Reorganization?

A.	Yes. Janus Research Core Fund shareholders may continue to make additional investments until the Closing Date (anticipated to be on or about [ , 2010]). [However, the Board of Trustees of the Trust may determine to temporarily limit future investments in Janus Research Core Fund prior to the Closing Date to ensure a smooth transition of shareholder accounts into Janus Growth and Income Fund.] OR [However, the Fund has been closed to new investors as of ___, 2010.]

Q.	Will I need to open an account in Janus Growth and Income Fund prior to the Reorganization?

A.	No. An account will be set up in your name and your shares of Janus Research Core Fund will automatically be converted to corresponding shares of Janus Growth and Income Fund. You will receive confirmation of this transaction following the Reorganization.

Q.	Will my cost basis change as a result of the Reorganization?

A.	Your total cost basis is not expected to change as a result of the Reorganization. However, since the number of shares you hold after the Reorganization may be different than the number of shares you held prior to the Reorganization, your average cost basis per share may change. Since the Reorganization will be treated as a tax-free transaction for Janus Research Core Fund, shareholders should not recognize any capital gain or loss as a direct result of the Reorganization.

Q.	Will either Fund pay fees associated with the Reorganization?

A.	The Funds will not pay any fees of the Reorganization. Janus Capital will bear those fees.

Q.	When will the Reorganization take place?

A.	The Reorganization will occur on or about [January 28, 2011]. Shortly after completion of the Reorganization, affected shareholders will receive a confirmation statement reflecting their new Fund account number and number of shares owned.

Q.	What if I want to exchange my shares into another fund in the Trust prior to the Reorganization?

A.	You may exchange your shares into another fund in the Trust before the Closing Date (on or about [January 28, 2011]) in accordance with your pre-existing exchange privileges by contacting your broker-dealer, plan sponsor, or financial intermediary or by calling a Janus representative at [1-800-525-0020]. If you choose to exchange your shares of Janus Research Core Fund for another Janus fund, your request will be treated as a normal exchange of shares and will be a taxable transaction unless your shares are held in a tax-deferred account, such as an individual retirement account (“IRA”). Exchanges may be subject to minimum investment requirements, sales loads, and redemption fees.

Q.	Why are shareholders not being asked to vote on the Reorganization?

A.	The 1940 Act, the law that governs mutual funds, and the Funds’ Agreement and Declaration of Trust (“Trust Instrument”), each permit reorganizations of series of the Trust to occur without seeking a shareholder vote provided that certain conditions are met, including that the investment policies of the acquiring fund and acquired fund are not materially different. The conditions permitting the Reorganization to occur without seeking a shareholder vote have been met.

SUMMARY OF THE FUNDS
     This section provides a summary of each Fund, including but not limited to, each Fund’s investment objective, primary investment strategies, restrictions fees and historical performance. Please note that this is only a brief discussion and is qualified in its entirety by reference to the complete information contained herein. There is no assurance that a Fund will achieve its stated objective. Both Funds are designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.
Investment Objective
     Each Fund seeks long-term growth of capital, with Janus Growth and Income Fund additionally seeking current income.
Comparison of Fees and Expenses
     The types of expenses currently paid by each class of shares of Janus Research Core Fund are the same types of expenses to be paid by the corresponding share classes of Janus Growth and Income Fund. Currently, the Funds have substantially similar investment advisory agreements but each pays a different investment advisory fee rate. The annual investment advisory fee rate payable under the advisory agreements for Janus Research Core Fund and Janus Growth and Income Fund are currently 0.60% and 0.62%, respectively, of the Fund’s average daily net assets. In connection with the Reorganization, however, Janus Capital has contractually agreed to reduce Janus Growth and Income Fund’s annual contractual investment advisory fee rate, post-Reorganization, to 0.60%, which is the same as the annual contractual investment advisory fee rate for Janus Research Core Fund.
Current and Pro Forma Fees and Expenses
     The following tables compare the fees and expenses you may bear directly or indirectly as an investor in Janus Research Core Fund versus Janus Growth and Income Fund, and show the projected (“pro forma”) estimated fees and expenses of Janus Growth and Income Fund, assuming consummation of the Reorganization as of [March 31, 2010]. Fees and expenses shown for Janus Research Core Fund and Janus Growth and Income Fund were determined based on each Fund’s average net assets as of the [fiscal period ended] [March 31, 2010]. The pro forma fees and expenses are estimated in good faith and are hypothetical, and do not reflect any change in expense ratios resulting from a change in assets under management since [March 31, 2010] for either Fund. Total net assets as of these dates are shown in a footnote to the table. More current total net asset information is available on janus.com/info. It is important for you to know that a decline in a Fund’s average net assets during the current fiscal year and after the Reorganization, as a result of market volatility or other factors, could cause the Fund’s expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold shares of the Funds. The Funds will not pay any fees of the Reorganization.
Annual Fund Operating Expenses
     Annual Fund Operating Expenses are paid out of a Fund’s assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly, but as the examples in the table below show, these costs are borne indirectly by all shareholders.
     The Annual Fund Operating Expenses shown in the table below represent [annualized] expenses for Janus Research Core Fund and for Janus Growth and Income Fund as well as those estimated for Janus Growth and Income Fund on a pro forma basis, assuming consummation of the Reorganization, for the fiscal period ended [March 31, 2010]. The pro forma expense information in the “Annual Fund Operating Expenses” table below assumes that Janus Growth and Income Fund post-Reorganization has an annual fixed investment advisory fee rate of 0.60%.

Expense Limitations
          Total Annual Fund Operating Expenses shown in the table below do not include any expense limitations agreed to by Janus Capital (but do include the reduction in the management fee from 0.62% to 0.60%). Currently, through February 16, 2011, pursuant to a contract between Janus Capital and Janus Research Core Fund, Janus Capital reduces its investment advisory fee rate paid by Janus Research Core Fund by the amount by which the total annual fund operating expenses allocated to any class of the Fund exceed 0.66% of average daily net assets for the fiscal year (after reduction of any applicable share class level expenses). For purposes of this waiver, operating expenses do not include fees payable pursuant to Rule 12b-1 under the 1940 Act, administrative services fees (applicable to Class D shares, Class R Shares, Class S Shares, and Class T Shares), or items not normally considered operating expenses, such as interest, dividends, taxes, brokerage commissions and extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs, acquired fund fees and expenses and any indemnification related thereto). Janus Capital has a similar expense limitation agreement for Janus Growth and Income Fund whereby Janus Capital reduces its investment advisory fee rate paid by Janus Growth and Income Fund by the amount by which the total annual fund operating expenses allocated to any class of the Fund exceed 0.73% of average daily net assets for the fiscal year (after reduction of any applicable share class level expenses and excluding the same expenses noted above). Assuming consummation of the Reorganization, Janus Capital has contractually agreed that until at least February 1, 2012, it would reduce its annual investment advisory fee rate paid by Janus Growth and Income Fund by the amount, if any, the total annual fund operating expenses allocated to any class exceed 0.70% of average daily net assets for the fiscal year (after reduction of any applicable share class level expenses). In addition, Janus Capital has agreed to waive up to 0.02% of share class level expenses that are currently not reimbursable expenses, as described above, through February 1, 2012, for Class A and Class C shares, to the extent that the net expense ratio exceeds 0.94% for Class A Shares and 1.69% for Class C Shares.
          Changes to expenses and asset levels of both Janus Research Core Fund and Janus Growth and Income Fund at the time of the Reorganization could trigger application of Janus Growth and Income Fund’s expense limit of 0.70% (with certain expenses excluded from the waiver as noted above), resulting in a possible reduction of other expenses for certain class and the investment advisory fee rate payable to Janus Capital by Janus Growth and Income Fund.
Shareholder Fees
          Shareholder fees are those paid directly from your investment, such as sales loads and redemption fees.
Shareholder Fees (fees paid directly from your investment)

Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class A Shares	Janus Research Core Fund	Income Fund	Fund
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	5.75%	5.75%	5.75%
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)* (1)

			Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class A Shares	Janus Research Core Fund	Income Fund	Fund
Management Fees(2)	0.60%	0.62%	0.60%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%	0.25%
Other Expenses(4)	0.30%	0.16%	0.18%
Acquired Fund(5) Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.15%	1.04%	1.04%

Shareholder Fees (fees paid directly from your investment)

Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class C Shares	Janus Research Core Fund	Income Fund	Fund
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)* (1)

			Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class C Shares	Janus Research Core Fund	Income Fund	Fund
Management Fees(2)	0.60%	0.62%	0.60%
Distribution/Service (12b-1) Fees(3)	1.00%	1.00%	1.00%
Other Expenses(4)	0.51%	0.21%	0.34%
Acquired Fund(5) Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	2.11%	1.84%	1.95%
Shareholder Fees (fees paid directly from your investment)

Janus Growth and Income
		Janus Growth and	FundPro FormaCombined
Class D Shares	Janus Research Core Fund	Income Fund	Fund
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)* (1)

			Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class D Shares	Janus Research Core Fund	Income Fund	Fund
Management Fees(2)	0.60%	0.62%	0.60%
Other Expenses(4)	0.26%	0.17%	0.18%
Acquired Fund(5) Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	0.86%	0.80%	0.79%
Shareholder Fees (fees paid directly from your investment)

Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class I Shares	Janus Research Core Fund	Income Fund	Fund
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)* (1)

			Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class I Shares	Janus Research Core Fund	Income Fund	Fund
Management Fees(2)	0.60%	0.62%	0.60%
Other Expenses(4)	0.17%	0.07%	0.08%
Acquired Fund(5) Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	0.77%	0.70%	0.69%

Shareholder Fees (fees paid directly from your investment)

Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class R Shares	Janus Research Core Fund	Income Fund	Fund
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

			Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class R Shares	Janus Research Core Fund	Income Fund	Fund
Management Fees(2)	0.60%	0.62%	0.60%
Distribution/Service (12b-1) Fees(3)	0.50%	0.50%	0.50%
Other Expenses(4)	0.41%	0.31%	0.32%
Acquired Fund(5) Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.51%	1.44%	1.43%
Shareholder Fees (fees paid directly from your investment)

Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class S Shares	Janus Research Core Fund	Income Fund	Fund
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)* (1)

			Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class S Shares	Janus Research Core Fund	Income Fund	Fund
Management Fees(2)	0.60%	0.62%	0.60%
Distribution/Service (12b-1) Fees(3)	0.25%	0.25%	0.25%
Other Expenses(4)	0.41%	0.31%	0.32%
Acquired Fund(5) Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	1.26%	1.19%	1.18%
Shareholder Fees (fees paid directly from your investment)

Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class T Shares	Janus Research Core Fund	Income Fund	Fund
Maximum Sales Charge (load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)* (1)

			Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
Class T Shares	Janus Research Core Fund	Income Fund	Fund
Management Fees(2)	0.60%	0.62%	0.60%
Other Expenses(4)	0.35%	0.25%	0.26%
Acquired Fund(5) Fees and Expenses	0.00%	0.01%	0.01%
Total Annual Fund Operating Expenses(6)	0.95%	0.88%	0.87%

*	As of [ , 2010], total net assets (rounded to millions) were [$ ] for Janus Research Core Fund and [$ ] for Janus Growth and Income Fund.

(1)	All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(2)	The “Management Fee” is the investment advisory fee rate paid by the Fund to Janus Capital.

(3)	Includes a shareholder servicing fee rate up to 0.25% for Class C Shares. Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(4)	For each share class (except Class D Shares), “Other Expenses” may include administrative fees charged by intermediaries for the provision of administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the Funds. For Class R Shares, Class S Shares and Class T Shares, such fees are paid with an annual administrative services fee rate of 0.25% of the average daily net assets of each class to compensate Janus Services LLC (“Janus Services”) for providing, or arranging for the provision of, administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided ion behalf of retirement plan participants, pension plans participants, or other underlying investors investing through institutional channels. “Other Expenses” for Class D Shares includes an administrative services fee rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services.

(5)	“Acquired Fund” means any underlying fund (including, but not limited to, exchange-traded funds) in which a Fund invests or has invested during the period. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

(6)	Total Annual Fund Operating Expenses do not reflect the application of contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive each Fund’s “Total Annual Fund Operating Expenses,” (excluding the distribution and shareholder servicing (12b-1) fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares only), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares only), brokerage commissions, interest, dividends, taxes and extraordinary expenses, including, but not limited to acquired fund fees and expenses) to the extent such operating expenses exceed an annual rate of 0.66% (for Janus Research Core Fund) and 0.73% (for Janus Growth and Income Fund) until at least February 16, 2011. In addition, Janus Capital has agreed to waive the Total Annual Fund Operating Expenses for Janus Growth and Income Fund, post-Reorganization and assuming consummation of the Reorganization, to the extent that such operating expenses exceed an annual rate of 0.70% (excluding each of the share class expenses noted above) until at least February 1, 2012. Janus Capital has also agreed to waive up to 0.02% of share class level expenses that are currently not reimbursable expenses, as described above, through February 1, 2012, for Class A and Class C shares, to the extent that the net expense ratio exceeds 0.94% for Class A Shares and 1.69% for Class C Shares.

Please refer to “Expense Limitations: in this Prospectus/Information Statement for the Funds’ expenses limit. Based on information in the table above, with the waiver, assuming net Annual Fund Operating Expenses would have been included in the table above, those expenses for each Fund are as follows:

			Janus Growth and Income
		Janus Growth and	Fund Pro Forma Combined
	Janus Research Core Fund	Income Fund	Fund
Class A Shares	0.94%	1.00%	0.94%
Class C Shares	1.69%	1.75%	1.69%
Class D Shares	0.81%	0.80%	0.79%
Class I Shares	0.69%	0.70%	0.69%
Class R Shares	1.44%	1.44%	1.43%
Class S Shares	1.19%	1.19%	1.18%
Class T Shares	0.88%	0.88%	0.87%
Examples:
          The following examples are based on expenses without waivers as discussed above under “Expense Limitations.” These examples are intended to help you compare the cost of investing in Janus Research Core Fund and in Janus Growth and Income Fund after the Reorganization with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in Janus Research Core Fund and in Janus Growth and Income Fund after the Reorganization for the time periods indicated and reinvest all dividends and distributions without a sales charge. The examples also assume that your investment has a 5% return each year and that the Funds’ operating expenses without waivers remain the same. The first example assumes that you redeem all of your Shares at the end of each period. The second example assumes that you keep your Shares. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

If you redeem your shares:

	1 Year(1)(2)(3)	3 Years(1)(4)	5 Years(1)(4)	10 Years(1)(4)
Class A Shares
Janus Research Core Fund	$685	$919	$1,172	$1,892
Janus Growth and Income Fund	$675	$887	$1,116	$1,773
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$675	$887	$1,116	$1,773
Class C Shares
Janus Research Core Fund	$314	$661	$1,134	$2,441
Janus Growth and Income Fund	$287	$579	$995	$2,159
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$298	$612	$1,052	$2,275
Class D Shares
Janus Research Core Fund	$88	$274	$477	$1,061
Janus Growth and Income Fund	$82	$255	$444	$990
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$81	$252	$439	$978
Class I Shares
Janus Research Core Fund	$79	$246	$428	$954
Janus Growth and Income Fund	$72	$224	$390	$871
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$70	$221	$384	$859
Class R Shares
Janus Research Core Fund	$154	$477	$824	$1,802
Janus Growth and Income Fund	$147	$456	$787	$1,724
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$146	$452	$782	$1,713
Class S Shares
Janus Research Core Fund	$128	$400	$692	$1,523
Janus Growth and Income Fund	$121	$378	$654	$1,443
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$120	$375	$649	$1,432
Class T Shares
Janus Research Core Fund	$97	$303	$525	$1,166
Janus Growth and Income Fund	$90	$281	$488	$1,084
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$89	$278	$482	$1,073
If you do not redeem your shares:

	1 Year(1)(2)(3)	3 Years(1)(4)	5 Years(1)(4)	10 Years(1)(4)
Class A Shares
Janus Research Core Fund	$685	$919	$1,172	$1,892
Janus Growth and Income Fund	$675	$887	$1,116	$1,773
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$675	$887	$1,116	$1,773
Class C Shares
Janus Research Core Fund	$214	$661	$1,134	$2,441
Janus Growth and Income Fund	$187	$579	$995	$2,159
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$198	$612	$1,052	$2,275
Class D Shares
Janus Research Core Fund	$88	$274	$477	$1,061
Janus Growth and Income Fund	$82	$255	$444	$990
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$81	$252	$439	$978
Class I Shares
Janus Research Core Fund	$79	$246	$428	$954
Janus Growth and Income Fund	$72	$224	$390	$871
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$70	$221	$384	$859

	1 Year(1)(2)(3)	3 Years(1)(4)	5 Years(1)(4)	10 Years(1)(4)
Class R Shares
Janus Research Core Fund	$154	$477	$824	$1,802
Janus Growth and Income Fund	$147	$456	$787	$1,724
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$146	$452	$782	$1,713
Class S Shares
Janus Research Core Fund	$128	$400	$692	$1,523
Janus Growth and Income Fund	$121	$378	$654	$1,443
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$120	$375	$649	$1,432
Class T Shares
Janus Research Core Fund	$97	$303	$525	$1,166
Janus Growth and Income Fund	$90	$281	$488	$1,084
Janus Growth and Income Fund (pro forma, assuming consummation of the Reorganization)	$89	$278	$482	$1,073

(1)	Assumes the payment of the maximum initial sales charge on Class A Shares at the time of purchase for the Funds. The sales charge may be waived or reduced for certain investors, which would reduce the expenses for those investors.

(2)	A contingent deferred sales charge of up to 1.00% may be imposed on certain redemptions of Class A Shares bought without an initial sales charge and then redeemed within 12 months of purchase. The contingent deferred sales charge is not reflected in the example.

(3)	A contingent deferred sales charge of 1.00% applies on Class C Shares redeemed within 12 months of purchase. The contingent deferred sales charge may be waived for certain investors, as described in the Shareholder’s Guide (attached hereto as Appendix C).

(4)	Contingent deferred sales charge is not applicable.
Portfolio Turnover
          Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Examples, affect the Funds’ performance. During the [fiscal period ended March 31, 2010], Janus Growth and Income Fund’s portfolio turnover rate was [45%] of the average value of its portfolio and Janus Research Core Fund’s portfolio turnover rate was [30%] of the average value of its portfolio.
Principal Investment Strategies
          Each Fund pursues its investment objective by investing in equity securities selected primarily for their growth potential, with Janus Growth and Income Fund normally investing at least 25% of its assets in securities believed to have income potential. Notably, equity securities may make up part or all of Janus Growth and Income Fund’s income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The following chart compares the Funds’ overall investment strategies.

Janus Research Core Fund		Janus Growth and Income Fund
• •	The Fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the Fund	•	The Fund pursues its investment objective by normally emphasizing investments in common stocks. The Fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential.

		•	The Fund will normally invest at least 25% of its assets in securities the portfolio manager believes have income potential.

		•	Eligible equity securities in which the Fund

Janus Research Core Fund		Janus Growth and Income Fund
	may invest include:		may invest include:
• domestic and foreign common stocks
• preferred stocks
• securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
• other securities with equity characteristics (including the use of derivatives)	• domestic and foreign common stocks
• preferred stocks
• securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
• other securities with equity characteristics

		•	Equity securities may make up part or all of the income component of the portfolio if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Fund is not designed for investors who need consistent income, and the Fund’s investment strategies could result in significant fluctuations of income

•	The Fund may invest in companies of any size.	•	The Fund may invest in companies of any size.

•	Janus Capital’s equity research analysts (the “Research Team”) select investments for the Fund. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on “bottom up” research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team’s high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.	•	The portfolio manager applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Fund’s investment policies.

•	Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment’s fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

•	Janus Capital’s Director of Research oversees the investment process and is responsible for the day-to-day management of the Fund. It is expected that the Fund will be broadly diversified among a variety of industry sectors. The Fund intends to be fully invested under normal circumstances. However, under unusual

Janus Research Core Fund		Janus Growth and Income Fund
circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Fund’s uninvested assets may be held in cash or similar instruments.

•	The Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.	•	The Fund may invest in foreign equity and debt securities, which may include investments in emerging markets.

•	The Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.	•	The Fund may invest its assets in derivatives (by taking long and/or short positions). The Fund may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns.
          Janus Growth and Income Fund is currently categorized by Lipper1 as a “large cap growth” Fund and is expected to be repositioned as a “large cap core” Fund. Janus Research Core Fund has been categorized as both “large cap growth” and “large cap core” by Lipper. The primary difference between “core” and “growth” is that a “core” fund has a wide latitude in its investments in companies whether or not the company has an expectation for growth, whereas a “growth” fund normally invests primarily in companies with expected growth potential. In addition, “core” funds tend to be fairly representative of the overall U.S. stock market in terms of size, growth rates, and price whereas a “growth” fund tends to invest in growth companies that have higher valuations and which are often found in rapidly expanding industries.
          For additional information on the Funds’ investment techniques and related risks, please refer to the “Additional Information About the Funds” section of the Prospectus/Information Statement and Appendix B.
Principal Investment Risks
          Each Fund may invest in various types of securities or use certain investment techniques to achieve its investment objective. The following is a summary of the principal risks associated with such securities and investment techniques. Because each Fund has substantially the same investment objective, strategies and policies, the principal risks are generally the same for each Fund with the exception that Janus Growth and Income Fund may have greater exposure to fixed-income markets given its strategy to normally invest at least 25% of its assets in securities believed to have income potential. Additional information about these risks is included below and described in greater detail later in this Prospectus/Information Statement under “Additional Information About the Funds — Risks of the Funds.” As with any security, an investment in either Fund involves certain risks, including loss of principal. The fact that a particular risk is not identified does not mean that a Fund, as part of its overall investment strategy, does not invest or is precluded from investing in securities that give rise to that risk. Information about additional investment techniques that the Funds may utilize and related risks is included in the “Additional Information About the Funds” section of the Prospectus/Information Statement and Appendix B.
          The biggest risk is that the Fund’s returns will vary, and you could lose money. The Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.
          Market Risk. The value of each Fund’s portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the investment personnel’s belief about a company’s intrinsic

1	Lipper, a wholly-owned subsidiary of Thomson Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities. Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives. Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.

worth is incorrect. Further, regardless of how well individual companies perform, the value of each Fund’s portfolio could also decrease if there are deteriorating economic or market conditions. It is important to understand that the value of your investment may fall, sometimes sharply, in response to changes in the market, and you could lose money.
          Growth Securities Risk. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. The price of a “growth” security may be impacted if the company does not realize its anticipated potential or if there is a shift in the market to favor other types of securities.
          Fixed-Income Securities Risk. Janus Growth and Income Fund may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. Fixed-income securities are also subject to credit risk, prepayment risk, valuation risk, and liquidity risk.
          Foreign Exposure Risk. Each Fund may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and net asset value may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where a Fund has invested a significant amount of its assets may have a greater effect on the Fund’s performance than it would in a more geographically diversified portfolio. A Fund’s investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.
          Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to the Fund.
          An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Comparison of Fund Performance
          The following information provides some indication of the risks of investing in the Funds by showing how each Fund’s actual performance has varied over time. The bar charts depict the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of a Fund. If sales charges were included, the returns would be lower. The table following the charts shows how the performance of each Fund compares to broad-based market indices (which, unlike the Funds, do not have any fees or expenses). Each Fund’s performance is compared to the S&P 500® Index, with the Russell 1000® Growth Index as the Fund’s secondary benchmark. After the Reorganization, it is expected that Janus Growth and Income Fund will continue to compare its performance to the S&P 500® Index, with the Russell 1000® Growth Index as the Fund’s secondary benchmark. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.
          Class T Shares (formerly named Class J Shares, the initial share class of each Fund) commenced operations on May 15, 1991 for Janus Growth and Income Fund and June 28, 1996 for Janus Research Core Fund. Performance shown for Class T Shares is actual performance and for certain periods, may reflect the effect of expense waivers. If such waivers were not included, returns would be lower.
          Class A, C, R, and S Shares of each Fund commenced operations on July 6, 2009. The performance shown for each respective share class for periods prior to July 6, 2009, reflects the performance of each Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of that Fund’s Class A, C, R, and S Shares, respectively, without the effect of any fee and expense limitations or waivers. Class I Shares of each Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of each Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of that Fund’s Class A, C, R, and S Shares, respectively, without the effect of any fee and expense limitations or waivers. Class I Shares of each Fund commenced operations on July 6, 2009. The performance shown for Class I Shares for periods prior to July 6, 2009, reflects the performance of each Fund’s Class J Shares, the initial share class, calculated using the fees and expenses of Class J Shares, without the effect of any fee and expense limitations or waivers. If Class A, C, I, R, and S Shares of a Fund had been available during periods prior to July 6, 2009, the performance shown may have been different. Class D Shares of each Fund commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. The performance shown for Class D Shares of each Fund for periods prior to December 31, 2009, reflects the performance of that Fund’s former Class J Shares. The performance shown for periods after July 6, 2009 for each of Class A, C, I, R, and S Shares and after February 16, 2010 for Class D Shares reflects actual performance of that share class and includes the effect of any fee and expense limitations or waivers. If such waivers were not included, returns would be lower. If Class A, C, D, I, R, and S Shares of a Fund had been available during these earlier periods noted above, the performance shown may have been different.
The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available at janus.com/advisor/mutual-funds or [by calling 1-877-335-2687 (or, if you own Shares directly with Janus, at janus.com/allfunds or by calling 1-800-525-3713).]

Annual Total Returns for Class T Shares (calendar year-end 12/31)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
-7.15%	-12.11%	-18.02%	23.27%	13.77%	16.36%	10.28%	11.71%	-43.15%	36.47%

Best Quarter: Second Quarter 2009 20.48% Worst Quarter: Fourth Quarter 2008 –24.90%
`
Average Annual Total Returns (%) as of 12/31/09

				Since
	1 Year	5 Years	10 Years	Inception(1)
Janus Research Core Fund
Class T Shares(2)
Return Before Taxes	36.47%	2.15%	0.43%	8.65%
Return After Taxes on Distributions	36.30%	1.63%	-0.22%	7.70%
Return After Taxes on Distributions and Sale of Fund Shares(3)	23.88%	1.80%	0.15%	7.27%
Class A Shares
Return Before Taxes(4)	28.78%	0.92%	-0.21%	8.14%
Class C Shares
Return Before Taxes(5)	33.28%	1.33%	-0.36%	7.89%
Class D Shares
Return Before Taxes	36.47%	2.15%	0.43%	8.65%
Class I Shares
Return Before Taxes	36.47%	2.15%	0.43%	8.65%
Class R Shares
Return Before Taxes	35.39%	1.62%	-0.08%	8.19%
Class S Shares
Return Before Taxes	36.05%	1.88%	0.17%	8.42%
S&P 500® Index(6) (reflects no deduction for expenses, fees, or taxes)	26.46%	0.42%	-0.95%	5.67%
Russell 1000® Growth Index(7) (reflects no deduction for expenses, fees, or taxes)	37.21%	1.63%	-3.99%	4.29%

(1)	The inception date for Janus Research Core Fund is June 28, 1996.

(2)	Formerly named Class J Shares.

(3)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund shares may exceed the Fund’s other return figures.

(4)	Calculated assuming maximum permitted sales loads.

(5)	The one year return is calculated to include contingent deferred sales charge.

(6)	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

(7)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.

Annual Total Returns for Class T Shares (calendar year-end 12/31)

2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
-11.41%	-14.36%	-21.51%	24.65%	11.89%	12.48%	7.82%	8.69%	-42.48%	38.64%

Best Quarter: Second Quarter 2009 18.72% Worst Quarter: Fourth Quarter 2008 –21.67%

Average Annual Total Returns (%) as of 12/31/09

				Since
	1 Year	5 Years	10 Years	Inception(1)
Janus Growth and Income Fund
Class T Shares(2)
Return Before Taxes	38.64%	1.00%	-1.35%	10.13%
Return After Taxes on Distributions	38.41%	0.39%	-1.85%	8.98%
Return After Taxes on Distributions and Sale of Fund Shares(3)	25.34%	0.82%	-1.24%	8.63%
Class A Shares
Return Before Taxes(4)	30.43%	-0.29%	-2.02%	9.73%
Class C Shares
Return Before Taxes(5)	34.81%	0.09%	-2.19%	9.36%
Class D Shares
Return Before Taxes	38.64%	1.00%	-1.35%	10.13%
Class I Shares
Return Before Taxes	38.64%	1.00%	-1.35%	10.13%
Class R Shares
Return Before Taxes	37.18%	0.43%	-1.88%	9.68%
Class S Shares
Return Before Taxes	37.87%	0.69%	-1.64%	9.91%
S&P 500® Index(6) (reflects no deduction for expenses, fees, or taxes)	26.46%	0.42%	-0.95%	8.31%
Russell 1000® Growth Index(7) (reflects no deduction for expenses, fees, or taxes)	37.21%	1.63%	-3.99%	7.21%

(1)	The inception date for Janus Growth and Income Fund is May 15, 1991.

(2)	Formerly named Class J Shares.

(3)	If the Fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund shares may exceed the Fund’s other return figures.

(4)	Calculated assuming maximum permitted sales loads.

(5)	The one year return is calculated to include contingent deferred sales charge.

(6)	The Standard & Poor’s (“S&P”) 500® Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

(7)	The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
          After-tax returns for Class T Shares are calculated using distributions for the Fund’s Class T Shares (formerly named Class J Shares, the initial share class). After-tax returns are calculated using the historically highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-deferred account, such as a 401(k) plan or an IRA.
          After-tax returns are only shown for Class T Shares of the Fund. After-tax returns for Class A, C, D, I, R, or S Shares will vary from those shown for Class T Shares due to varying sales charges and expenses among the classes.

Management of the Funds
          Investment Adviser: Janus Capital is the investment adviser for each Fund and will remain the investment adviser of Janus Growth and Income Fund after the Reorganization.
          Portfolio Manager: James P. Goff, CFA, is Janus Capital’s Director of Research and Executive Vice President of Janus Research Core Fund, which he has managed since November 2007. He leads the team of Janus Capital’s equity research analysts that selects investments for Janus Research Core Fund since November 2007.
          Marc Pinto, CFA, is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund, which he has managed since November 2007. Mr. Pinto will continue to manage Janus Growth and Income Fund after the Reorganization.
Purchase and Sale of Fund Shares
Minimum Investment Requirements*

Class A Shares, Class C Shares**, Class S Shares, Class R Shares, and Class T Shares

Non-retirement accounts	$2,500

Certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class I Shares

Institutional investors (investing directly with Janus)	$1,000,000

Through an intermediary institution
• non-retirement accounts	$2,500
• certain tax-deferred accounts or UGMA/UTMA accounts	$500

Class D Shares

To open a new regular Fund account	$2,500

To open a new UGMA/UTMA account, Coverdell Education Savings Account, or a retirement Fund account
• without an automatic investment program	$1,000
• with an automatic investment program of $100 per month	$500

To add to any existing type of Fund account	$100

*	Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs.

**	The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
          Purchases, exchanges, and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agents (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the New York Stock Exchange in order to receive that day’s net asset value. For additional information, refer to “Purchases,” “Exchanges,” and/or “Redemptions” in Appendix C.
Tax Information
          Each Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.
Payments to Broker-Dealers and Other Financial Intermediaries
          If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another.

THE REORGANIZATION
The Plan
          The Plan sets forth the terms and conditions under which the Reorganization will be implemented. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A.
          The Plan contemplates: (i) Janus Growth and Income Fund’s acquisition of all or substantially all of the assets of Janus Research Core Fund in exchange solely for shares of Janus Growth and Income Fund and the assumption by Janus Growth and Income Fund of all of Janus Research Core Fund’s liabilities, if any, as of the Closing Date; (ii) the distribution on the Closing Date of those shares to the shareholders of Janus Research Core Fund; and (iii) the complete liquidation of Janus Research Core Fund.
          The value of Janus Research Core Fund’s assets to be acquired and the amount of its liabilities to be assumed by Janus Growth and Income Fund and the net asset value (“NAV”) of a share of Janus Research Core Fund will be determined as of the close of regular trading on the NYSE on the Closing Date, after the declaration by Janus Research Core Fund of distributions, if any on the Closing Date, and will be determined in accordance with the valuation methodologies described in Janus Research Core Fund’s currently effective Prospectuses and Statement of Additional Information (“SAI”). The Plan provides that Janus Capital will pay all of the fees of the Reorganization, including the costs and expenses incurred in the preparation and mailing of this Prospectus/Information Statement. The Closing Date is expected to be on or about [January 28, 2011].
          As soon as practicable after the Closing Date, Janus Research Core Fund will distribute pro rata to its shareholders of record the shares of Janus Growth and Income Fund it receives in the Reorganization, so that each shareholder of Janus Research Core Fund will receive a number of full and fractional shares of Janus Growth and Income Fund approximately equal in value to his or her holdings in Janus Research Core Fund, and Janus Research Core Fund will be liquidated.
          Such distribution will be accomplished by opening accounts on the books of Janus Growth and Income Fund in the names of Janus Research Core Fund shareholders and by transferring to those accounts the shares of Janus Growth and Income Fund previously credited to the account of Janus Research Core Fund on those books. Each shareholder account shall be credited with the pro rata number of Janus Growth and Income Fund’s shares due to that shareholder. All issued and outstanding shares of Janus Research Core Fund will simultaneously be canceled on the books of the Trust. Accordingly, immediately after the Reorganization, each former shareholder of Janus Research Core Fund will own shares of Janus Growth and Income Fund that will be approximately equal to the value of that shareholder’s shares of Janus Research Core Fund as of the Closing Date. Any special options will automatically transfer to the new fund accounts.
          The implementation of the Reorganization is subject to a number of conditions set forth in the Plan. The Plan also requires receipt of a tax opinion indicating that, for federal income tax purposes, the Reorganization qualifies as a tax-free reorganization. The Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date by the Board of Trustees if the Trustees determine that the Reorganization is not in the best interests of the Funds’ shareholders. Please review the Plan carefully.
Reasons for the Reorganization
          The Reorganization is part of some significant initiatives Janus Capital has recently undertaken to reorganize and simplify its mutual fund platform. Janus Capital believes that these efforts will provide the potential for both meaningful short-and long-term benefits to Fund shareholders, including clearer product differentiation, a reduction in overlapping offerings, and a resulting larger stable asset base. The Funds have similar investment objectives, principal investment strategies, policies and risks. There is potential to increase operational efficiencies, including the potential to eliminate duplicative costs and other inefficiencies that can arise from having comparable mutual funds in the same family of funds. Janus Capital and its affiliates that provide services to the Funds expect to provide the same level of services to shareholders after the Reorganization.

          Janus Capital met with the Trustees, none of whom are considered “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), counsel to the Funds and counsel to the Independent Trustees on June 24, 2010 and August 30, 2010 to discuss Janus Capital’s proposal to reorganize the Funds. At each meeting, the Independent Trustees also discussed this proposal and the Plan with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations.
          At the meeting of the Board of Trustees of the Trust held on August 30, 2010, the Trustees approved the Plan after determining that (1) the Reorganization is in the best interests of Janus Research Core Fund and Janus Growth and Income Fund; and (2) the Reorganization will not dilute the interests of existing shareholders of either Fund. In making these determinations, the Trustees considered the following factors, among others:
•	The compatibility of the Funds’ investment objectives, strategies and risks and the extent of the overlap of portfolio holdings between the Funds.

•	Shareholders of each Fund will have the opportunity to invest in a larger Fund and potentially benefit from long-term economies of scale that may result from the Reorganization.

•	Janus Capital’s agreement to reduce the contractual investment advisory fee rate for Janus Growth and Income Fund post-Reorganization to match that of Janus Research Core Fund.

•	The impact of the Reorganization on the fees paid by shareholders in each share Class of each Fund, including the fact that Fund expenses after fee waivers are expected to be the same or lower for shareholders of each Fund after the Reorganization, and noting that, assuming the Reorganization occurred on [March 31, 2010] the gross total expense ratio for current Class C shareholders of Janus Growth and Income Fund is expected to increase after the Reorganization, although these shareholders would see a expense reduction after the application of fee waivers.

•	The Reorganization, for each Fund and its shareholders, is expected to be tax-free in nature.

•	Janus Capital is paying all costs associated with the Reorganization.

•	Janus Growth and Income Fund is far larger than Janus Research Core Fund, and after the Reorganization, generally is expected to have lower pre-waiver total operating expense ratios (as compared to both Funds currently) and be able to spread its fixed costs over a larger asset base, which could benefit shareholders if, in the future, expense cap levels change.

•	As a result of the Reorganization, Janus Capital will have one fund instead of two competing funds pursuing similar strategies, which may increase opportunities to grow Janus Growth and Income Fund in the future.

•	The comparative performance of the Funds over various time periods.

•	The fact that the Reorganization may limit the ability of Janus Growth and Income Fund to benefit in the future from using a portion of the realized capital losses generated by Janus Research Core Fund, as applicable.

•	The benefits of the Reorganization to Janus Capital and its affiliates, including, among other things, that Janus Capital may derive greater operational efficiencies by managing a single fund rather than two separate funds with substantially similar investment objectives, strategies, policies and risks.

•	The Reorganization is part of Janus Capital’s product lineup enhancements designed to offer certain potential benefits to Fund shareholders, including clearer product differentiation.
Federal Income Tax Consequences
          As a condition to the Reorganization, the Trust will receive a legal opinion from [Dechert LLP], special counsel to Janus Capital, substantially to the effect that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:
•	the transfer of all or substantially all of the assets of Janus Research Core Fund solely in exchange for shares of Janus Growth and Income Fund and the assumption by Janus Growth and Income Fund of all liabilities of Janus Research Core Fund, and the distribution of such shares to the shareholders of Janus

Research Core Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;
•	no gain or loss will be recognized by Janus Research Core Fund on the transfer of the assets of Janus Research Core Fund to Janus Growth and Income Fund in exchange for Janus Growth and Income Fund shares or the assumption by Janus Growth and Income Fund of all liabilities of Janus Research Core Fund or upon the distribution of Janus Growth and Income Fund shares to Janus Research Core Fund shareholders in exchange for their shares of Janus Research Core Fund;

•	the tax basis of Janus Research Core Fund’s assets acquired by Janus Growth and Income Fund will be the same to Janus Growth and Income Fund as the tax basis of such assets to Janus Research Core Fund immediately prior to the Reorganization, and the holding period of the assets of Janus Research Core Fund in the hands of Janus Growth and Income Fund will include the period during which those assets were held by Janus Research Core Fund;

•	no gain or loss will be recognized by Janus Growth and Income Fund upon the receipt of the assets of Janus Research Core Fund solely in exchange for Janus Growth and Income Fund shares and the assumption by Janus Growth and Income Fund of all liabilities of Janus Research Core Fund;

•	no gain or loss will be recognized by shareholders of Janus Research Core Fund upon the receipt of Janus Growth and Income Fund shares by such shareholders, provided such shareholders receive solely Janus Growth and Income Fund shares (including fractional shares) in exchange for their Janus Research Core Fund shares; and

•	the aggregate tax basis of Janus Growth and Income Fund shares, including any fractional shares, received by each shareholder of Janus Research Core Fund pursuant to the Reorganization will be the same as the aggregate tax basis of Janus Research Core Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of Janus Growth and Income Fund shares, including fractional shares, to be received by each shareholder of Janus Research Core Fund will include the period during which Janus Research Core Fund shares exchanged were held by such shareholder (provided that Janus Research Core Fund shares were held as a capital asset on the Closing Date).
          The receipt of such an opinion is a condition to the consummation of the Reorganization. The Trust has not obtained an Internal Revenue Service (“IRS”) private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of Janus Research Core Fund in exchange for Janus Growth and Income Fund shares and the assumption by Janus Growth and Income Fund of all liabilities of Janus Research Core Fund does not constitute a tax-free reorganization, each Janus Research Core Fund shareholder generally will recognize a gain or loss approximately equal to the difference between the value of Janus Growth and Income Fund shares such shareholder acquires and the tax basis of such shareholder’s Janus Research Core Fund shares.
          Prior to the Closing Date, Janus Research Core Fund may pay to its shareholders a cash distribution consisting of any undistributed investment company taxable income and/or any undistributed realized net capital gains, including any gains realized from any sales of assets prior to the Closing Date, which may be attributable to portfolio transitioning. This distribution would be taxable to shareholders that are subject to tax.
          Shareholders of Janus Research Core Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the Reorganization, shareholders of Janus Research Core Fund should also consult tax advisers as to state and local tax consequences, if any, of the Reorganization.
          As of October 31, 2009, Janus Research Core Fund had accumulated capital loss carryforwards of $171,796,805. After the Reorganization, these losses may be available to Janus Growth and Income Fund, which had accumulated capital loss carryforwards of $1,182,295,165 as of October 31, 2009. The final amount of the accumulated capital loss carryforwards for Janus Research Core Fund and Janus Growth and Income Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, any accumulated capital loss carryforwards may in part be subject to limitations under applicable tax laws. As a result, Janus Growth and Income Fund may not be able to use some or all of these losses, if any, as quickly as each Fund may have used these losses in the absence of the Reorganization, and part of these losses, if any, may not be useable at all. The Board of Trustees of the Trust took this factor into account in concluding that the Reorganization would be in the best interests of the Funds.
Securities to Be Issued, Key Differences in Shareholder Rights
          Janus Research Core Fund and Janus Growth and Income Fund are organized as separate series of the Trust, a Massachusetts business trust, and are governed by the same Trust Instrument and Bylaws. As such, there are no key differences in the rights of shareholders of the Funds.
          All shares of a fund within the Trust participate equally in dividends and other distributions by the shares of the same class of that fund, and in residual assets of that class of that fund in the event of liquidation. Shares of each Fund have no preemptive, conversion, or appraisal rights. Shares of all funds in the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all funds of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Shares of a fund may be transferred by endorsement or stock power as is customary, but a fund is not bound to recognize any transfer until it is recorded on its books. The Funds have the right to redeem, at the then current NAV, the shares of any shareholder whose account does not meet certain minimum requirements as described in the Shareholder Guide in Appendix C.
Capitalization
          The following table shows, on an unaudited basis, the capitalization as of March 31, 2010 for Janus Research Core Fund and Janus Growth and Income Fund, as well as pro forma capitalization giving effect to the Reorganization:

				Janus Growth
				and Income Fund
	Janus Research	Janus Growth and		(pro forma after
	Core Fund	Income Fund	Adjustments(1)	Reorganization)
Class A
Net Assets	$5,472,531	$18,902,172	$—	$24,374,703
Net Asset Value Per Share	$20.04	$29.51	$9.47	$29.51
Shares Outstanding	273,111	640,604	(87,664)	826,051

Class C
Net Assets	$8,654,158	$5,397,763	$—	$14,051,921
Net Asset Value Per Share	$19.96	$29.44	$9.48	$29.44
Shares Outstanding	433,610	183,344	(139,651)	477,303

Class D
Net Assets	$320,268,564	$1,911,305,064	$—	$2,231,573,628
Net Asset Value Per Share	$20.00	$29.50	$9.50	$29.50
Shares Outstanding	16,014,087	64,787,357	(5,157,526)	75,643,918

Class I
Net Assets	$5,368,651	$59,281,358	$—	$64,650,009
Net Asset Value Per Share	$20.00	$29.49	$9.49	$29.49
Shares Outstanding	268,389	2,010,070	(86,339)	2,192,120

Class R
Net Assets	$1,402,061	$2,181,247	$—	$3,583,308
Net Asset Value Per Share	$19.99	$29.49	$9.50	$29.49
Shares Outstanding	70,126	73,967	(22,582)	121,511

Class S
Net Assets	$23,231,909	$67,866,802	$—	$91,098,711
Net Asset Value Per Share	$20.02	$29.51	$9.49	$29.51
Shares Outstanding	1,160,687	2,299,695	(373,432)	3,086,950

Class T
Net Assets	$263,494,470	$1,901,505,178	$—	$2,164,999,648
Net Asset Value Per Share	$20.00	$29.50	$9.50	$29.50
Shares Outstanding	13,177,875	64,457,844	(4,245,859)	73,389,860

(1)	An “Adjustment” is the difference between Janus Research Core Fund’s net asset value and Janus Growth and Income Fund’s net asset value and the resulting share adjustments that will be processed in order to maintain the appropriate market value of Janus Research Core Fund at the adjusted net asset value.

ADDITIONAL INFORMATION ABOUT THE FUNDS
Additional Investment Strategies and General Portfolio Policies
          The Funds’ Board of Trustees may change each Fund’s investment objective or non-fundamental principal investment strategies without a shareholder vote. A Fund will notify you in writing at least 60 days before making any such change it considers material. If there is such a material change to a Fund’s objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you. There is no guarantee that a Fund will achieve its investment objective.
          Unless otherwise stated, the following additional investment strategies and general policies apply to each Fund and provide further information including, but not limited to, the types of securities a Fund may invest in when implementing its investment objective. These strategies and policies may be a part of a Fund’s principal strategy or may be utilized to a lesser extent. Except for the Funds’ policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus/Information Statement and/or the Funds’ SAI normally apply only at the time of purchase of a security. So, for example, if a Fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.
Cash Position
          The Funds may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual — they represent the assets that remain after a Fund has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions among the Funds may vary significantly. When a Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested. To the extent a Fund invests its uninvested cash through a sweep program (meaning its uninvested cash is pooled with uninvested cash of other funds and invested in certain securities such as repurchase agreements), it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Fund from accessing its cash.
          In addition, a Fund may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Fund’s cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Fund may invest up to 100% of its assets in cash or similar investments. In this case, the Fund may take positions that are inconsistent with its investment objective. As a result, the Fund may not achieve its investment objective.
Common Stock
          Each Fund may invest substantially all of its assets in common stocks. The portfolio managers and/or investment personnel generally take a “bottom up” approach to selecting companies in which to invest. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Funds may sell a holding if, among other things, the security reaches the portfolio managers’ and/or investment personnel’s price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Funds may also sell a holding to meet redemptions.
          Janus Growth and Income Fund may emphasize varying degrees of income and the portfolio manager may consider dividend-paying characteristics to a greater degree than other factors in selecting common stocks. Realization of income is not a significant consideration when choosing investments for Janus Research Core Fund. Income realized on Janus Research Core Fund’s investments may be incidental to its investment objective.

Counterparties
          Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to a Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to a Fund. A Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. A Fund may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions or a subsequent deterioration of creditworthiness. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.
Foreign Securities
          The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a security-by-security basis without regard to any predetermined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Funds may invest, and the Funds may at times have significant foreign exposure, including exposure in emerging markets.
Emerging Markets
          Each Fund may invest in a company or companies from one or more “developing countries” or “emerging markets.” Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets IndexSM. A summary of each Fund’s investments by country is contained in the Funds’ shareholder reports and in the Funds’ Form N-Q reports, which are filed with the SEC.
High-Yield/High-Risk Bonds
          A high-yield/high-risk bond (also called a “junk” bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor’s Ratings Service (“Standard & Poor’s”) and Fitch, Inc. (“Fitch”), or Ba or lower by Moody’s Investors Service, Inc. (“Moody’s”)) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds. Under normal circumstances, each Fund will limit its investments in high-yield/high-risk bonds to 35% or less of its net assets.
Illiquid Investments
          Each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of within seven days in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Funds’ Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.
Portfolio Turnover
          In general, each Fund intends to purchase securities for long-term investment, although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision. A Fund may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Fund, the nature of a Fund’s investments, and the investment style of the portfolio manager and/or investment personnel. Changes are normally made in a Fund’s portfolio whenever the portfolio manager and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs, and may also result in taxable capital gains. Higher costs associated with increased portfolio turnover also may have a negative effect on a Fund’s performance. The “Financial Highlights” section of this Prospectus/Information Statement shows the Funds’ historical turnover rates.
Securities Lending
          A Fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Fund may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. When a Fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. The Fund may earn income by investing this collateral in one or more cash management vehicles. It is also possible that due to a decline in the value of a cash management vehicle, the Fund may lose money. There is also the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Fund may experience delays and costs in recovering the security or gaining access to the collateral. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.
Short Sales
          The Funds may engage in short sales. No more than 10% of a Fund’s net assets may be invested in short sales of stocks, futures, swaps, structured notes, and uncovered written calls. The Funds may engage in short sales “against the box” and options for hedging purposes that are not subject to this 10% limit. A short sale is generally a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, the Fund will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, the Fund may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and the Fund may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that the Fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Fund’s losses are potentially unlimited in a short sale transaction. A Fund’s gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Fund may be required to pay in connection with a short sale. Such payments may result in the Fund having higher expenses than a Fund that does not engage in short sales and may negatively affect the Fund’s performance.
          A Fund may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the fund to similar risks. To the extent that the Fund enters into short derivative positions, the Fund may be exposed to risks similar to those associated with short sales, including the risk that the Fund’s losses are theoretically unlimited.
          Due to certain foreign countries’ restrictions, a Fund will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Fund’s ability to fully implement a short selling strategy that could otherwise help the Fund pursue its investment goals may be limited.
          Although Janus Capital believes that its rigorous “bottom up” approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.
Special Situations
          The Funds may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of a Fund’s portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized as undervalued by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company’s allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spinoffs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. Investments in “special situations” companies can present greater risks than investments in companies not experiencing special situations, and a Fund’s performance could be adversely impacted if the securities selected decline in value or fail to appreciate in value.
Swap Agreements
          The Funds may utilize swap agreements as a means to gain exposure to certain common stocks and/or to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the “Glossary of Investment Terms” included as Appendix B.
Other Types of Investments
          Unless otherwise stated within its specific investment policies, each Fund may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the “Glossary of Investment Terms” included as Appendix B. These securities and strategies are not principal investment strategies of the Funds. If successful, they may benefit the Funds by earning a return on the Funds’ assets or reducing risk; however, they may not achieve the Funds’ investment objectives. These securities and strategies may include:
•	exchange-traded funds

•	indexed/structured securities

•	various derivative transactions (which could comprise a significant percentage of a fund’s portfolio) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

•	securities purchased on a when-issued, delayed delivery, or forward commitment basis
Fundamental Investment Restrictions
          Each Fund has certain additional fundamental investment restrictions that can only be changed with shareholder approval. The Funds have identical investment restrictions. Please see the combined SAI for the Funds for further information relating to those investment restrictions, which is incorporated by reference into this Prospectus/Information Statement and the SAI dated [___________, 2010], related to this Reorganization.
Risks of the Funds
Similar Risk Factors of the Funds
          The biggest risk for each Fund is that the Fund’s returns may vary, and you could lose money. Each Fund is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.

          Market Risk. The value of each Fund’s portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if the portfolio manager’s and/or investment personnel’s belief about a company’s intrinsic worth is incorrect. Further, regardless of how well individual companies perform, the value of a Fund’s portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Fund invests. If the value of a Fund’s portfolio decreases, the Fund’s net asset value will also decrease, which means if you sell your shares in the Fund you may lose money.
          It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on a Fund such as a decline in the value and liquidity of many securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. It is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.
          Growth Securities Risk. Each Fund invests in companies after assessing their growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio manager’s and/or investment personnel’s perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing a Fund’s return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, “growth” stocks may perform differently from the market as a whole and other types of securities. Janus Research Core Fund compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Fund underperformance relative to indices less biased toward growth stocks.
          Foreign Exposure Risk. Each Fund may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Fund’s performance may depend on factors other than the performance of a particular company. These factors include:
•	Currency Risk. As long as a Fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk, as the value of these securities may also be affected by changes in the issuer’s local currency.

•	Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Fund’s assets from that country.

•	Regulatory Risk. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

•	Foreign Market Risk. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions.

Such factors may hinder a Fund’s ability to buy and sell emerging market securities in a timely manner, affecting the Fund’s investment strategies and potentially affecting the value of the Fund.

•	Transaction Costs. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.
          Derivatives Risk. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative’s original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by a Fund. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not produce the anticipated result. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments and entail the risk that the counterparty will default on its payment obligations to a Fund. If the counterparty to a derivative transaction defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent a Fund enters into short derivative positions, a Fund may be exposed to risks similar to those associated with short sales, including the risk that a Fund’s losses are theoretically unlimited.
          Management Risk. The Funds are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Funds may fail to produce the intended results.
          Because the Funds may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Fund’s share price may also decrease.
          The Funds may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to “hedge” or protect their portfolios from adverse movements in securities prices and interest rates.
          The Funds may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that a portfolio manager’s and/or investment personnel’s use of derivative investments will benefit the Funds. A Fund’s performance could be worse than if the Fund had not used such instruments. Use of such investments may instead increase risk to the Fund, rather than reduce risk.
          A Fund’s performance may also be significantly affected, positively or negatively, by a portfolio manager’s and/or investment personnel’s use of certain types of investments, such as foreign (non-U.S.) securities, non-investment grade bonds (“junk bonds”), initial public offerings (“IPOs”), or securities of companies with relatively small market capitalizations. Note that a portfolio manager’s and/or investment personnel’s use of IPOs and other types of investments may have a magnified performance impact on a fund with a small asset base and the fund may not experience similar performance as its assets grow.
Additional Risk Factor of Investing in Janus Growth and Income Fund
          Fixed-Income Securities Risk. Janus Growth and Income Fund may hold debt and other fixed-income securities to generate income. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.
Other Comparative Information about the Funds
Investment Adviser
          Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206- 4805, is the investment adviser to each Fund. Janus Capital is responsible for the day-to-day management of the Funds’ investment portfolios and furnishes continuous advice and recommendations concerning the Funds’ investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Fund.
          Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.
          Janus Capital furnishes certain administrative, compliance, and accounting services for the Funds and may be reimbursed by the Funds for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Funds and pays the salaries, fees, and expenses of all Fund officers (with some shared expenses with the Janus funds of compensation payable to the funds’ Chief Compliance Officer and compliance staff) and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees are “interested persons” of Janus Capital as that term is defined by the 1940 Act, meaning that they are all independent of Janus Capital.
Management Expenses
          Each Fund currently pays Janus Capital an annual fixed investment advisory fee rate that is calculated daily and paid monthly. Each Fund’s investment advisory agreement details the investment advisory fee and other expenses paid by the Fund. Each Fund incurs expenses not assumed by Janus Capital, including, but not limited to, any distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees’ fees and expenses. The following table reflects each Fund’s contractual annual investment advisory fee rate and the actual annual investment advisory fee rate paid by each Fund to Janus Capital as a percentage of each Fund’s average daily net assets. Post-Reorganization, Janus Capital has agreed to reduce its contractual investment advisory fee rate as shown below.

	Contractual
	Investment		Actual Investment
	Advisory Fee		Advisory Fee
Janus Research Core Fund	0.60%		0.53	%(1)(2)
Janus Growth and Income Fund	0.62%		0.62	%(1)(2)
Janus Growth and Income Fund (post-Reorganization)	0.60	%(3)	N/A

(1)	For the fiscal period ended March 31, 2010.

(2)	Janus Capital has agreed to waive Janus Research Core Fund’s and Janus Growth and Income Fund’s total annual fund operating expenses (excluding the distribution and shareholder servicing fees (12b-1 fees) (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares) and brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such annual operating expenses exceed 0.66% and 0.73%, respectively (after reduction of any applicable share class level expenses), until February 12, 2011. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in a footnote to the Annual Fund Operating Expenses table in the “Comparison of

Fees and Expenses” section of this Prospectus/Information Statement, and additional information is included under “Expense Limitations.” Any waiver is reflected only in the actual fee rate shown.

(3)	Janus Capital has agreed to limit Janus Growth and Income Fund’s total annual fund operating expenses post-Reorganization (excluding the distribution and shareholder servicing fees (12b-1 fees) (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), administrative services fees payable pursuant to the Transfer Agency Agreement (applicable to Class D Shares, Class R Shares, Class S Shares, and Class T Shares) and brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to the extent such annual operating expenses exceed 0.70% (after reduction of any applicable share class level expenses) until February 1, 2012.
          The basis for the Trustees’ approval of the current investment advisory agreement for Janus Research Core Fund and Janus Growth and Income Fund is included in each Fund’s unaudited Semiannual Report to shareholders dated March 31, 2010. The basis for the Trustees’ approval of the investment advisory agreement for Janus Growth and Income Fund that is effective Post-Reorganization is currently not available to shareholders, but will be included in Janus Growth and Income Fund’s Annual Report to shareholders dated [September 30, 2010].
Investment Personnel
          Janus Research Core Fund
          The Research Team (Janus Capital’s equity research analysts) selects investments for Janus Research Core Fund and has done so since November 2007.
          James P. Goff, CFA, is Janus Capital’s Director of Research and Executive Vice President of Janus Research Core Fund. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Fund. Mr. Goff also manages other Janus accounts. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.
          Janus Growth and Income Fund
          Marc Pinto, CFA, is Executive Vice President and Portfolio Manager of Janus Growth and Income Fund, which he has managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as an analyst. Mr. Pinto holds a Bachelor’s degree in History from Yale University and a Master’s degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.
          Janus Growth and Income Fund’s and Janus Research Core Fund’s combined SAI, dated February 16, 2010, which is incorporated by reference herein, provides information about the structure and method of Mr. Goff’s and Mr. Pinto’s compensation, as well as their management of other accounts and ownership of Fund securities.
Conflicts of Interest
          Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus “funds of funds,” which are funds that invest primarily in other mutual funds managed by Janus Capital. To the extent that a Fund is an underlying fund in a Janus “fund of funds,” a potential conflict of interest arises when allocating the assets of the Janus “fund of funds” to the Fund. Purchases and redemptions of fund shares by a Janus “fund of funds” due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund’s transaction costs. Large redemptions by a Janus “fund of funds” may cause a fund’s expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Funds’ SAI.

Pricing of Fund Shares
          The Funds calculate their respective net asset value per share (“NAV”) once each business day at the close of the regular trading session of the NYSE (normally 4:00 p.m. Eastern time). For additional information about calculation of NAV, please refer to the Shareholder’s Guide, attached as Appendix C.
Purchase of Fund Shares
          A detailed description of each Fund’s policy with respect to purchases is available in Appendix C, and in the “Purchases” section of Janus Research Core Fund’s Prospectus, which is incorporated by reference herein.
Redemption of Fund Shares
          A detailed description of each Fund’s policy with respect to redemptions is available in Appendix C, and in the “Redemptions” section of Janus Research Core Fund’s Prospectus, which is incorporated by reference herein.
Dividends and Distributions
          A detailed description of each Fund’s policy with respect to dividends and distributions is available in Appendix C, and in the “Distributions” section of Janus Research Core Fund’s Prospectus, which is incorporated by reference herein.
Frequent Purchases and Redemptions
          A detailed description of each Fund’s policies with respect to frequent trading of Fund shares is available in Appendix C, and in the “Excessive Trading” section of Janus Research Core Fund’s Prospectus, which is incorporated by reference herein.
Tax Consequences
          A detailed description of the tax consequences of buying, holding, exchanging and selling each Fund’s shares is available in Appendix C, and in the “Distributions and Taxes” section of Janus Research Core Fund’s Prospectus, which is incorporated by reference herein.
Distribution Arrangements
          A detailed description of each Fund’s distribution arrangements is available in Appendix C, and in the “Distribution, Servicing, and Administrative Fees” section of Janus Research Core Fund’s Prospectus, which is incorporated by reference herein.
Liquidation/Reorganization of a Fund
          It is important to know that, pursuant to the Trust’s Trust Instrument and in accordance with any applicable regulations and laws, the Trustees have the authority to merge, liquidate, and/or reorganize a Fund into another fund without seeking shareholder vote or consent.

ADDITIONAL INFORMATION
Share Ownership
          The following table shows, as of the close of business on [ , 2010], the number of outstanding shares and net assets of each class of Janus Research Core Fund and Janus Growth and Income Fund:

Total Number of Shares
Fund	Outstanding	Net Assets
Janus Research Core Fund
— Class A Shares
— Class C Shares
— Class D Shares
— Class I Shares
— Class R Shares
— Class S Shares
— Class T Shares
Total
Janus Growth and Income Fund
— Class A Shares
— Class C Shares
— Class D Shares
— Class I Shares
— Class R Shares
— Class S Shares
— Class T Shares
Total
          To the knowledge of Janus Capital, as of [ , 2010], the officers and Trustees beneficially owned, as a group, less than 1% of any class of each Fund.
          Beneficial owners of 5% or more of the outstanding shares of each Fund as of [ , 2010], are shown below. To the best knowledge of the Trust, no person beneficially owned more than 5% of the outstanding shares of either Fund except as shown below, and such owners may not be the beneficial owner of all or a portion of the shares.
[PRINCIPAL SHAREHOLDERS]
Trustees and Officers
          The following individuals comprise the Board of Trustees of the Trust: Jerome S. Contro, William F. McCalpin, John W. McCarter, Jr., John P. McGonigle, Dennis B. Mullen, James T. Rothe, William D. Stewart, Martin H. Waldinger, and Linda S. Wolf. Each Trustees is independent of Janus Capital, Janus Distributors and the Trust. The officers of the Trust are disclosed in the Funds’ combined SAI that is incorporated herein by reference and has been filed with the SEC.
Independent Registered Public Accounting Firm
          [To be updated by Amendment]

Legal Matters
          Information regarding material pending legal proceedings involving Janus Capital and/or the Funds is attached as Appendix D to this Prospectus/Information Statement.
Statements, Reports and Prospectuses
          To avoid sending duplicate copies of materials to certain households, the Funds may mail only one copy of each report or this Prospectus/Information Statement to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings benefits the Funds through reduced mailing expenses. If a shareholder wants to receive multiple copies of these materials or to receive only one copy in the future, the shareholder should contact the Funds’ transfer agent, Janus Services, at [1-800-525-3713], or notify the Funds’ transfer agent in writing at P.O. Box 173375, Denver, Colorado 80207-3375.
Information Available Through the SEC
          Janus Research Core Fund and Janus Growth and Income Fund are each subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. In accordance therewith, each files reports and other information with the SEC. Reports, proxy statements, information statements, registration statements, and other information may be inspected without charge and copied at the Public Reference Room maintained by the SEC at: 100 F Street, NE, Room 1580, Washington, DC 20549 and at the following regional offices of the SEC: 3 World Financial Center, Room 4300, New York, NY 10281; 801 Brickell Ave., Suite 1800, Miami, FL 33131; 175 W. Jackson Boulevard, Suite 900, Chicago, IL 60604; 1801 California Street, Suite 1500 Denver, CO 80202-2656; and 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such materials also may be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549 at prescribed rates. You can get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Commission’s Public Reference Section, Washington, D.C. 20549-1520 (1-202-551-8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Funds from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC’s website at http://www.sec.gov.
By order of the Board of Trustees,
/s/ Robin C. Beery
Robin C. Beery
Chief Executive Officer and President of
Janus Investment Fund

APPENDIX A
FORM OF AGREEMENT AND PLAN OF REORGANIZATION
[DRAFT]
AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [ ] day of [ ], 2010, by and between Janus Investment Fund, a Massachusetts business trust (the “Trust”), on behalf of Janus Research Core Fund, a series of the Trust (the “Predecessor Fund”), and Janus Growth and Income Fund, a series of the Trust (the “Successor Fund”).
All references in this Agreement to action taken by the Predecessor Fund or the Successor Fund shall be deemed to refer to action taken by the Trust on behalf of the respective portfolio series.
This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer by the Predecessor Fund of all or substantially all of its assets to the Successor Fund, in exchange solely for Class A, Class C, Class D, Class I, Class R, Class S and Class T voting shares of beneficial interest in the Successor Fund (the “Successor Fund Shares”) having an aggregate net asset value equal to the aggregate net asset value of the same class of shares of the Predecessor Fund, the assumption by the Successor Fund of all the liabilities of the Predecessor Fund, and the distribution of the Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares to the shareholders of the Predecessor Fund in complete liquidation of the Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.
WHEREAS, the Board of Trustees of the Trust has determined that it is in the best interest of each of the Predecessor Fund and the Successor Fund that the assets of the Predecessor Fund be acquired by the Successor Fund pursuant to this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts, and that the interests of existing shareholders will not be diluted as a result of this transaction;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
1. PLAN OF REORGANIZATION
          1.1 Subject to the terms and conditions herein set forth, the Trust shall (i) transfer all or substantially all of the assets of the Predecessor Fund, as set forth in paragraph 1.2, to the Successor Fund, (ii) the Trust shall cause the Successor Fund to deliver to the Trust full and fractional Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares having an aggregate net asset value equal to the value of the aggregate net assets of the same class of shares of the Predecessor Fund as of the close of regular session trading on the New York Stock Exchange on the Closing Date, as set forth in paragraph 2.1 (the “Closing Date”) and (iii) the Trust shall cause the Successor Fund to assume all liabilities of the Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the “Closing”).
          1.2 The assets of the Predecessor Fund to be acquired by the Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Fund and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Fund on the Closing Date. The Successor Fund will assume all of the liabilities, expenses, costs, charges and reserves of the Predecessor Fund of any kind, whether absolute, accrued, contingent or otherwise in existence on the Closing Date.
          1.3 The Predecessor Fund will distribute pro rata to its shareholders of record of the applicable classes, determined as of immediately after the close of business on the Closing Date (the “Current Shareholders”), the Class

A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares received by the Trust pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares then credited to the accounts of the Predecessor Fund on the books of the Successor Fund to open accounts on the share records of the Successor Fund in the names of the Current Shareholders and representing the respective pro rata number of the Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares due to such shareholders. All issued and outstanding shares of the Predecessor Fund will simultaneously be canceled on the books of the Trust. The Successor Fund shall not issue certificates representing the Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares in connection with such exchange. Ownership of Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares will be shown on the books of the Trust’s transfer agent. As soon as practicable after the Closing, the Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Fund.
2. CLOSING AND CLOSING DATE
          2.1 The Closing Date shall be [January 28, 2011], or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Janus Capital Management LLC (“JCM”), 151 Detroit Street, Denver, Colorado 80206-4805, or at such other time and/or place as the parties may agree.
          2.2 The Trust shall cause Janus Services LLC (the “Transfer Agent”), transfer agent of the Predecessor Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number, class, and percentage ownership of outstanding shares of the Predecessor Fund owned by each such shareholder immediately prior to the Closing. The Successor Fund shall issue and deliver a confirmation evidencing the Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Trust that such Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares have been credited to the accounts of the Predecessor Fund on the books of the Successor Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.
3. REPRESENTATIONS AND WARRANTIES
          3.1 The Trust, on behalf of the Predecessor Fund, hereby represents and warrants to the Successor Fund as follows:
               (i) the Trust is duly organized and existing under its Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”
               (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Predecessor Fund;
               (iii) the execution and delivery of this Agreement on behalf of the Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Predecessor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;
               (iv) this Agreement has been duly executed by the Trust on behalf of the Predecessor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;

               (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund, nor the consummation by the Trust on behalf of the Predecessor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or the Amended and Restated Bylaws of the Trust (“Bylaws”), as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;
               (vi) the unaudited statement of assets and liabilities of the Predecessor Fund as of the Closing Date, determined in accordance with generally accepted accounting principles consistently applied from the prior audited period, accurately reflects all liabilities of the Predecessor Fund as of the Closing Date;
               (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Predecessor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;
               (viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Predecessor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and
               (ix) For each taxable year of its operation (including the taxable year which ends on the Closing Date), the Predecessor Fund has met (or will meet) the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date.
          3.2 The Trust, on behalf of the Successor Fund, hereby represents and warrants to the Predecessor Fund as follows:
               (i) the Trust is duly organized and existing under its Declaration of Trust and the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of beneficial interest commonly referred to as a “Massachusetts business trust;”
               (ii) the Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Fund;
               (iii) the execution and delivery of this Agreement on behalf of the Successor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Trust or the shareholders of the Successor Fund are necessary to authorize this Agreement and the transactions contemplated hereby;
               (iv) this Agreement has been duly executed by the Trust on behalf of the Successor Fund and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors’ rights generally, and general equitable principles;
               (v) neither the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund, nor the consummation by the Trust on behalf of the Successor Fund of the transactions contemplated hereby, will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or the Bylaws of the Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Trust is a party or by which the Trust or any of its assets is subject or bound;

               (vi) the net asset value per share of a Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Share as of the close of regular session trading on the New York Stock Exchange on the Closing Date reflects all liabilities of the Successor Fund as of that time and date;
               (vii) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Trust on behalf of the Successor Fund or the consummation of any transactions contemplated hereby by the Trust, other than as shall be obtained at or prior to the Closing;
               (viii) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Successor Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof; and
               (ix) For each taxable year of its operation (including the taxable year which includes the Closing Date), the Successor Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date.
4. CONDITIONS PRECEDENT
          4.1 The obligations of the Trust on behalf of the Predecessor Fund and the Trust on behalf of the Successor Fund to effectuate the Reorganization shall be subject to the satisfaction of the following conditions with respect to such Reorganization:
               (i) The Trust shall have filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-14 under the Securities Act of 1933, as amended (the “Securities Act”) and such amendment or amendments thereto as are determined by the Board of Trustees of the Trust and/or JCM to be necessary and appropriate to effect the registration of the Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares (the “Registration Statement”), and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);
               (ii) The applicable Class A, Class C, Class D, Class I, Class R, Class S and Class T Successor Fund Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;
               (iii) All representations and warranties of the Trust on behalf of the Predecessor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Successor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Predecessor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Successor Fund;
               (iv) All representations and warranties of the Trust on behalf of the Successor Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Trust on behalf of the Predecessor Fund shall have received a certificate of an officer of the Trust acting on behalf of the Successor Fund to that effect in form and substance reasonably satisfactory to the Trust on behalf of the Predecessor Fund;
               (v) The Trust shall have received the opinion of [law firm] substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by

[law firm] of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, the Trust may not waive the condition set forth in this paragraph;
               (vi) Unless otherwise determined by the officers of the Predecessor Fund, the Predecessor Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. New York Time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.
5. EXPENSES
          All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by JCM.
6. ENTIRE AGREEMENT
          The Trust agrees on behalf of each of the Predecessor Fund and the Successor Fund that this Agreement constitutes the entire agreement between the parties.
7. TERMINATION
          This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board of Trustees of the Trust, make proceeding with the Agreement inadvisable.
8. AMENDMENTS
          This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.
9. NOTICES
          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.
10. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
          10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
          10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.
          10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.
          10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
          10.5 It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, consultants, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust, as provided in the Declaration of Trust. The execution and delivery by such officers of the Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. The Trust is a series company with multiple series and has entered into this Agreement on behalf of each of the Predecessor Fund and the Successor Fund.
          10.6 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.
          IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed as of the date set forth above.

ATTEST	JANUS INVESTMENT FUND
For and on behalf of the Predecessor Fund

Name:	By:
Name:
Title:

ATTEST	JANUS INVESTMENT FUND
For and on behalf of the Successor Fund

Name:	By:
Name:
Title:

APPENDIX B
GLOSSARY OF INVESTMENT TERMS
     This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Funds may invest, as well as some general investment terms. The Funds may invest in these instruments to the extent permitted by their investment objectives and policies. The Funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus/Information Statement.
EQUITY AND DEBT SECURITIES
     Average-Weighted Effective Maturity is a measure of a bond’s maturity. The stated maturity of a bond is the date when the issuer must repay the bond’s entire principal value to an investor. Some types of bonds may also have an “effective maturity” that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by a Fund with each effective maturity “weighted” according to the percentage of net assets that it represents.
     Bank loans include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower’s obligations or that any collateral could be liquidated. A Fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Fund’s NAV.
     Bonds are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.
     Certificates of Participation (“COPs”) are certificates representing an interest in a pool of securities. Holders are entitled to a proportionate interest in the underlying securities. Municipal lease obligations are often sold in the form of COPs. Refer to “Municipal lease obligations” below.
     Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”).
     Common stocks are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer’s board of directors.
     Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.
     Debt securities are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

     Depositary receipts are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).
     Duration is the time it will take investors to recoup their investment in a bond. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by a Fund with each duration “weighted” according to the percentage of net assets that it represents. Because duration accounts for interest payments, a Fund’s duration is usually shorter than its average maturity.
     Equity securities generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.
     Exchange-traded funds are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.
     Fixed-income securities are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.
     High-yield/high-risk bonds are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor’s and Fitch, or Ba or lower by Moody’s). Other terms commonly used to describe such bonds include “lower rated bonds,” “non-investment grade bonds,” and “junk bonds.”
     Industrial development bonds are revenue bonds that are issued by a public authority but which may be backed only by the credit and security of a private issuer and may involve greater credit risk. Refer to “Municipal securities” below.
     Mortgage- and asset-backed securities are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.
     Mortgage dollar rolls are transactions in which a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A “dollar roll” can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.
     Municipal lease obligations are revenue bonds backed by leases or installment purchase contracts for property or equipment. Lease obligations may not be backed by the issuing municipality’s credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payments on an annual basis, which may result in termination of the lease and possible default.
     Municipal securities are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

     Pass-through securities are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.
     Passive foreign investment companies (PFICs) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Fund must pay if these investments are profitable, the Fund may make various elections permitted by the tax laws. These elections could require that a Fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.
     Pay-in-kind bonds are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.
     Preferred stocks are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.
     Real estate investment trust (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.
     Rule 144A securities are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.
     Standby commitment is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.
     Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.
     Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.
     Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security’s liquidity.
     U.S. Government securities include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations, and others are supported only by the credit of the sponsoring agency.
     Variable and floating rate securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the “underlying index”). The floating rate tends to decrease the security’s price sensitivity to changes in interest rates.

     Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.
     Zero coupon bonds are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.
FUTURES, OPTIONS, AND OTHER DERIVATIVES
     Credit default swaps are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.
     Derivatives are financial instruments whose performance is derived from the performance of another asset (stock, bond, commodity, currency, interest rate or market index). Types of derivatives can include, but are not limited to options, forward contracts, swaps and futures contracts.
     Equity-linked structured notes are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.
     Equity swaps involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).
     Forward contracts are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.
     Futures contracts are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.
     Indexed/structured securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

     Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).
     Inverse floaters are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security’s market value.
     Options are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Fund may purchase and write put and call options on securities, securities indices, and foreign currencies. A Fund may purchase or write such options individually or in combination.
     Participatory notes are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.
     Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.
OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES
     Cash sweep program is an arrangement in which a Fund’s uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.
     Industry concentration for purposes under the 1940 Act is the investment of 25% or more of a Fund’s total assets in an industry or group of industries.
     Leverage is when a Fund increases its assets available for investment using borrowings or similar transactions. Because short sales involve borrowing securities and then selling them, Janus Long/Short Fund’s short sales effectively leverage the Fund’s assets. The use of leverage may make any changes in a Fund’s NAV even greater and thus result in increased volatility of returns. A Fund’s assets that are used as collateral to secure the short sales may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage also creates interest expense that may lower a Fund’s overall returns.
     Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company’s stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain funds, while others do not emphasize investments in companies of any particular size.
     Net Long is a term used to describe when a Fund’s assets committed to long positions exceed those committed to short positions.
     Repurchase agreements involve the purchase of a security by a Fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.
     Reverse repurchase agreements involve the sale of a security by a Fund to another party (generally a bank or dealer) in return for cash and an agreement by the Fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

     Short sales in which a Fund may engage may be either “short sales against the box” or other short sales. Short sales against the box involve selling short a security that a Fund owns, or the Fund has the right to obtain the amount of the security sold short at a specified date in the future. A Fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Fund loses the opportunity to participate in the gain. For short sales, the Fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Fund will realize a short-term capital gain. Although a Fund’s potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.
     When-issued, delayed delivery, and forward commitment transactions generally involve the purchase of a security with payment and delivery at some time in the future – i.e., beyond normal settlement. A Fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.

APPENDIX C
ADDITIONAL INFORMATION ABOUT JANUS GROWTH AND INCOME FUND
SHAREHOLDER’S GUIDE
[To be updated by Amendment.]
PRICING OF FUND SHARES
The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Fund’s NAV is calculated as of the close of the regular trading session of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time) each day that the NYSE is open (“business day”). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Fund’s holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Fund’s Shares.
The price you pay for purchases of Shares is the public offering price, which is the NAV next determined after your request is received in good order by a Fund or its agents, plus, for Class A Shares, any applicable initial sales charge. The price you pay to sell Shares is also the NAV, although a contingent deferred sales charge may be taken out of the proceeds. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares. In order to receive a day’s price, your order must be received in good order by a Fund or its agents by the close of the regular trading session of the NYSE.
Securities held by the Funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Funds’ Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a non-significant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.
Due to the subjective nature of fair value pricing, a Fund’s value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Fund’s portfolio securities and the reflection of such change in that Fund’s NAV, as further described in the “Excessive Trading” section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security is different from the security’s market value, short-term arbitrage traders buying and/or selling Shares of a Fund may dilute the NAV of that Fund, which negatively impacts long-term shareholders. The Funds’ fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.
The value of the securities of other open-end funds held by a Fund, if any, will be calculated using the NAV of such open-end funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.
All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption, and other requests to the Funds under the arrangements made between your financial intermediary or plan sponsor and its customers. The Funds are not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.
DISTRIBUTION, SERVICING, AND ADMINISTRATIVE FEES
Distribution and Shareholder Servicing Plans
Under separate distribution and shareholder servicing plans adopted in accordance with Rule 12b-1 under the 1940 Act for Class A Shares, Class S Shares, and Class R Shares (each a “Plan”) and Class C Shares (the “Class C Plan”), the Funds may pay Janus Distributors, the Trust’s distributor, a fee for the sale and distribution and/or shareholder servicing of the Shares based on average daily net assets of each, up to the following annual rates:

Class	12b-1 Fee for the Funds

Class A Shares	0.25%

Class C Shares	1.00	%(1)

Class S Shares	0.25%

Class R Shares	0.50%

(1)	Up to 0.75% of this fee is for distribution services and up to 0.25% of this fee is for shareholder services.
Under the terms of each Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Funds.
Financial intermediaries may from time to time be required to meet certain criteria in order to receive 12b-1 fees. Janus Distributors is entitled to retain some or all fees payable under each Plan in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Janus Distributors is entitled to retain all fees paid under the Class C Plan for the first 12 months on any investment in Class C Shares to recoup its expenses with respect to the payment of commissions on sales of Class C Shares. Financial intermediaries will become eligible for compensation under the Class C Plan beginning in the 13th month following the purchase of Class C Shares, although Janus Distributors may, pursuant to a written agreement between Janus Distributors and a particular financial intermediary, pay such financial intermediary 12b-1 fees prior to the 13th month following the purchase of Class C Shares. Janus Distributors is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.
Because 12b-1 fees are paid out of the Funds’ assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.
Administrative Fees
Class A Shares, Class C Shares, and Class I Shares
Certain, but not all, intermediaries may charge fees for administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided by intermediaries on behalf of the shareholders of the funds. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus. These administrative fees are paid by the shares of the funds to Janus Services, which uses such fees to reimburse intermediaries. Because the form and amount charged varies by intermediary, the amount of the administrative fee borne by the class is an average of all fees charged by intermediaries. In the event an intermediary receiving payments from Janus Services on behalf of the funds converts from a networking structure to an omnibus account structure, or otherwise experiences increased costs, fees borne by the shares may increase.
Class R Shares, Class S Shares, and Class T Shares
Janus Services, the Trust’s transfer agent, receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of Class [S/R/T] Shares of each fund for providing, or arranging for the provision of, [for Class T Shares — arranging for the provision by intermediaries of,] administrative services, including recordkeeping, subaccounting, order processing for omnibus or networked accounts, or other shareholder services provided on behalf of shareholders of the funds. Order processing includes the submission of transactions through the NSCC or similar systems, or those processed on a manual basis with Janus. Janus Services expects to use all or a significant portion of this fee to compensate intermediaries and retirement plan service providers for providing these services to their customers who invest in the funds. For Class T Shares, Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to the funds.
Class D Shares
The funds pay an annual administrative fee of 0.12% of net assets of Class D Shares. These administrative fees are paid by the shares of each fund for shareholder services provided by Janus Services.
PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES
Class A Shares and Class C Shares
From its own assets, Janus Capital or its affiliates may pay selected brokerage firms or other financial intermediaries that sell Class A and Class C Shares of the Janus funds for distribution, marketing, promotional, or related services. Such payments may be based on gross sales, assets under management, or transactional charges, or on a combination of these factors. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Payments based primarily on sales create an incentive to make new sales of shares, while payments based on assets create an incentive to retain previously sold shares. Sales- and asset-based payments currently range up to 25 basis points on sales and up to 20 basis points on average annual net assets of shares held through the intermediary and are subject to change. Payments based on transactional charges may include the payment or reimbursement of all or a portion of “ticket charges.” Ticket charges are fees charged to salespersons purchasing through a financial intermediary firm in connection with mutual fund purchases, redemptions, or exchanges. The payment or reimbursement of ticket charges creates an incentive for salespersons of an intermediary to sell shares of Janus funds over shares of funds for which there is lesser or no payment or reimbursement of any applicable ticket charge. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries, including the distribution capabilities of the intermediary, the overall quality of the relationship, expected gross and/or net sales generated by the relationship, redemption and retention rates of assets held through the intermediary, the willingness of the intermediary to cooperate with Janus Capital’s marketing efforts, access to sales personnel, and the anticipated profitability of sales through the institutional relationship. These factors may change from time to time. Currently, these payments are limited to the top 100 distributors (measured by sales or expected sales of shares of the Janus funds).
In addition, from their own assets, Janus Capital, Janus Distributors LLC (“Janus Distributors”), or their affiliates may pay brokerage firms, banks, financial advisors, retirement plan service providers, and other financial intermediaries’ fees for providing other marketing or distribution-related services, as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a fund’s assets to these financial intermediaries. Janus Capital or its affiliates may have numerous agreements to make payments to financial institutions which perform recordkeeping or other administrative services with respect to shareholder accounts. Contact your financial intermediary if you wish to determine whether it receives such payments. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the funds and when considering which share class of the funds is most appropriate for you.
Class I Shares, Class R Shares, Class S Shares, and Class T Shares
With respect to Class I Shares, Class R Shares, Class S Shares, and Class T Shares, Janus Capital, Janus Distributors, or their affiliates may pay, from their own assets, financial intermediaries fees for providing other marketing or distribution-related services (with the exception of Class I Shares, Class R Shares, and Class S Shares), as well as recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell shares of the funds and, if applicable, considering which share class of a fund is most appropriate for you.
All Share Classes
Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, sales reporting, or business building programs for financial intermediaries to raise awareness of the funds. Such payments may be in addition to, or in lieu of, the payments described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.
PURCHASES
With the exception of Class D Shares and Class I Shares, purchases of Shares may generally be made only through institutional channels such as financial intermediaries and retirement platforms. Class I Shares may be purchased directly with the Funds in certain circumstances as described in the “Minimum Investment Requirements” section. Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus, or refer to your plan documents for information on how to invest in each Fund, including additional information on minimum initial or subsequent investment requirements. Your financial intermediary may charge you a separate or additional fee for processing purchases of Shares. Only certain financial intermediaries are authorized to receive purchase orders on the Funds’ behalf. As discussed under “Payments to financial intermediaries by Janus Capital or its affiliates,” Janus Capital and its affiliates may make payments to brokerage firms or other financial intermediaries that were instrumental in the acquisition or retention of shareholders for the Funds or that provide services in connection with investments in the Funds. You should consider such arrangements when evaluating any recommendation of the Funds.
Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009, and to immediate family members or members of the same household of an eligible individual investor. Under certain limited circumstances, shareholders of other Janus share classes who no longer wish to hold shares through an intermediary may be eligible to purchase Class D Shares. Eligible investors can purchase Class D Shares directly through Janus by the following methods:
▪	By calling Janus XpressLine at 1-888-979-7737, a 24-hour automated phone system;

▪	By contacting a Janus representative at 1-800-525-3713 (TDD for the speech and hearing impaired, 1-800-525-0056);

▪	By regular mail, Janus, P.O. Box 173375, Denver, Colorado 80217-3375;

▪	By overnight mail, Janus, 720 S. Colorado Blvd., Suite 290A Denver,

▪	Colorado 80246-1929; or

▪	Through janus.com.
Each Fund reserves the right to reject any purchase order, including exchange purchases, for any reason. The Funds are not intended for excessive trading. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”
In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”), your financial intermediary is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your financial intermediary may temporarily limit additional share purchases. In addition, your financial intermediary may close an account if they are unable to verify a shareholder’s identity. Please contact your financial intermediary if you need additional assistance when completing your application or additional information about the intermediary’s Anti-Money Laundering Program.
With respect to Class D Shares, the Funds have also adopted an identity theft policy (“Red Flag Policy”) to detect, prevent, and mitigate patterns, practices, or specific activities that indicate the possible existence of identity theft. The Funds are required by law to obtain certain personal information which will be used to verify your identity. The Red Flag Policy applies to the opening of Fund accounts and activity with respect to existing accounts.
Minimum Investment Requirements
Class A Shares, Class C Shares, Class S Shares, and Class T Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums. Investors should refer to their intermediary for additional information.
The maximum purchase in Class C Shares is $500,000 for any single purchase. The sales charge and expense structure of Class A Shares may be more advantageous for investors purchasing more than $500,000 of Fund shares.
Class D Shares
The minimum investment is $2,500 per Fund account for non-retirement accounts. For certain tax-deferred accounts or UGMA/UTMA accounts, the minimum investment is $1,000 without an automatic investment program, or $500 with an automatic investment program of $100 per month. Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for additional information. In addition, accounts held through certain wrap programs may not be subject to these minimums.
Class I Shares
The minimum investment is $1 million for institutional investors investing directly with Janus. Institutional investors generally may meet the minimum investment amount by aggregating multiple accounts within the same Fund. Accounts offered through an intermediary institution must meet the minimum investment requirements of $2,500 per Fund account for non-retirement accounts and $500 per Fund account for certain tax-deferred accounts or UGMA/UTMA accounts. Directors, officers, and employees of JCGI and its affiliates, as well as Trustees and officers of the Funds, may purchase Class I Shares through certain financial intermediaries’ institutional platforms. For more information about this program and eligibility requirements, please contact a Janus representative at 1-800-333-1181. Exceptions to these minimums may apply for certain tax-deferred, tax-qualified and retirement plans, and accounts held through certain wrap programs. For additional information, contact your intermediary, plan sponsor, administrator, or a Janus representative, as applicable.
Class R Shares
Investors in a defined contribution plan through a third party administrator should refer to their plan document or contact their plan administrator for information regarding account minimums. For all other account types, the minimum investment is $2,500.
Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class S Shares, and Class T Shares
Each Fund reserves the right to annually request that intermediaries close Fund accounts that are valued at less than $100, other than as a result solely of depreciation in share value. Certain accounts held through intermediaries may not be subject to closure due to the policies of the intermediaries. You may receive written notice from your intermediary to increase your account balance to the required minimum to avoid having your account closed. If you hold Class I Shares directly with a Fund, you may receive written notice prior to the closure of your Fund account so that you may increase your account balance to the required minimum. Please note that you may incur a tax liability as a result of a redemption.
Each Fund reserves the right to change the amount of these minimums or maximums from time to time or to waive them in whole or in part.
Systematic Purchase Plan
You may arrange for periodic purchases by authorizing your financial intermediary (or a Janus representative if you hold Class I Shares directly with a Fund or Class D Shares) to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary or a Janus representative for details.
Initial Sales Charge
Class A Shares
An initial sales charge may apply to your purchase of Class A Shares of the Funds based on the amount invested, as set forth in the table below. The sales charge is allocated between Janus Distributors and your financial intermediary. Sales charges, as expressed as a percentage of offering price and as a percentage of your net investment, are shown in the table. The dollar amount of your initial sales charge is calculated as the difference between the public offering price and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of your sales charge as a percentage of the offering price and of your net investment may be higher or lower than the amounts set forth in the table depending on whether there was a downward or upward rounding.

	Class A Shares	Class A Shares
	Sales Charge as a	Sales Charge as a
	Percentage of	Percentage of
Amount of Purchase at Offering Price	Offering Price(1)	Net Amount Invested

Under $50.000	5.75%	6.10%

$50,000 but under $100,000	4.50%	4.71%

$100,000 but under $250,000	3.50%	3.63%

$250,000 but under $500,000	2.50%	2.56%

$500,000 but under $1,000,000	2.00%	2.04%

$1,000,000 and above	None(2)	None

(1)	Offering Price includes the initial sales charge.

(2)	A contingent deferred sales charge of 1.00% may apply to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase.
Janus Distributors may pay financial intermediaries commissions on purchases of Class A Shares as follows:
•	1.00% on amounts from $1,000,000 to $4,000,000;

•	plus 0.50% on amounts greater than $4,000,000 to $10,000,000;

•	plus 0.25% on amounts over $10,000,000.

The purchase totals eligible for these commissions are aggregated on a rolling one year basis so that the rate payable resets to the highest rate annually.
Qualifying for a Reduction or Waiver of Class A Shares Sales Charge
You may be able to lower your Class A Shares sales charge under certain circumstances. For example, you can combine Class A Shares and Class C Shares you already own (either in these Funds or certain other Janus funds) with your current purchase of Class A Shares of the Funds and certain other Janus funds (including Class C Shares of those funds) to take advantage of the breakpoints in the sales charge schedule as set forth above. Certain circumstances under which you may combine such ownership of Shares and purchases are described below. Contact your financial intermediary for more information.
Class A Shares of the Funds may be purchased without an initial sales charge by the following persons (and their spouses and children under 21 years of age): (i) registered representatives and other employees of intermediaries that have selling agreements with Janus Distributors to sell Class A Shares; (ii) directors, officers, and employees of JCGI and its affiliates; and (iii) trustees and officers of the Trust. In addition, the initial sales charge may be waived on purchases of Class A Shares through financial intermediaries that have entered into an agreement with Janus Distributors that allows the waiver of the sales charge.
In order to obtain a sales charge discount, you should inform your financial intermediary of other accounts in which there are Fund holdings eligible to be aggregated to meet a sales charge breakpoint. These other accounts may include the accounts described under “Aggregating Accounts.” You may need to provide documents such as account statements or confirmation statements to prove that the accounts are eligible for aggregation. The Letter of Intent described below requires historical cost information in certain circumstances. You should retain records necessary to show the price you paid to purchase Fund shares, as the Funds, their agents, or your financial intermediary may not retain this information.
Right of Accumulation. You may purchase Class A Shares of a Fund at a reduced sales charge determined by aggregating the dollar amount of the new purchase (measured by the offering price) and the total prior day’s net asset value (net amount invested) of all Class A Shares of the Fund and of certain other classes (Class A Shares and Class C Shares of the Trust) of Janus funds then held by you, or held in accounts identified under “Aggregating Accounts,” and applying the sales charge applicable to such aggregate amount. In order for your purchases and holdings to be aggregated for purposes of qualifying for such discount, they must have been made through one financial intermediary and you must provide sufficient information to your financial intermediary at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.
Letter of Intent. You may obtain a reduced sales charge on Class A Shares by signing a Letter of Intent indicating your intention to purchase $50,000 or more of Class A Shares (including Class A Shares in other series of the Trust) over a 13-month period. The term of the Letter of Intent will commence upon the date you sign the Letter of Intent. You must refer to such Letter when placing orders. With regard to a Letter of Intent, the amount of investment for purposes of applying the sales load schedule includes (i) the historical cost (what you actually paid for the shares at the time of purchase, including any sales charges) of all Class A Shares acquired during the term of the Letter of Intent, minus (ii) the value of any redemptions of Class A Shares made during the term of the Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. A portion of shares purchased may be held in escrow to pay for any sales charge that may be applicable. If the goal is not achieved within the period, you must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact your financial intermediary to obtain a Letter of Intent application.
Aggregating Accounts. To take advantage of lower Class A Shares sales charges on large purchases or through the exercise of a Letter of Intent or right of accumulation, investments made by you, your spouse, and your children under age 21 may be aggregated if made for your own account(s) and/or certain other accounts such as:
▪	trust accounts established by the above individuals (or the accounts of the primary beneficiary of the trust if the person who established the trust is deceased);

▪	solely controlled business accounts; and

▪	single participant retirement plans.
To receive a reduced sales charge under rights of accumulation or a Letter of Intent, you must notify your financial intermediary of any eligible accounts that you, your spouse, and your children under age 21 have at the time of your purchase.
You may access information regarding sales loads, breakpoint discounts, and purchases of the Funds’ shares, free of charge, and in a clear and prominent format, on our website at janus.com/breakpoints, and by following the appropriate hyperlinks to the specific information.
Commission on Class C Shares
Janus Distributors may compensate your financial intermediary at the time of sale at a commission rate of 1.00% of the net asset value of the Class C Shares purchased. Service providers to qualified plans will not receive this amount if they receive 12b-1 fees from the time of initial investment of qualified plan assets in Class C Shares.
EXCHANGES
Contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with a Fund, or consult your plan documents to exchange into other funds in the Trust. Be sure to read the prospectus of the fund into which you are exchanging. An exchange from one fund to another is generally a taxable transaction (except for certain tax-deferred accounts
▪	You may generally exchange Shares of a Fund for Shares of the same class of any other fund in the Trust offered through your financial intermediary or qualified plan.

▪	You may also exchange shares of one class for another class of shares within the same fund, provided the eligibility requirements of the class of shares to be received are met. Same-fund exchanges will only be processed in instances where there is no contingent deferred sales charge (“CDSC”) on the shares to be exchanged and no initial sales charge on the shares to be received. A Fund’s fees and expenses differ between share classes. Please read the Prospectus for the share class you are interested in prior to investing in that share class. Contact your financial intermediary or consult your plan documents for additional information.

▪	You must meet the minimum investment amount for each fund.

▪	The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you make more than one round trip in the Fund in a 90-day period and may bar future purchases in the Fund or any of the other Janus funds. The Funds will work with intermediaries to apply the Funds’ exchange limit. However, the Funds may not always have the ability to monitor or enforce the trading activity in such accounts. For more information about the Funds’ policy on excessive trading, refer to “Excessive Trading.”

▪	Each Fund reserves the right to reject any exchange request and to modify or terminate the exchange privilege at any time.
Waiver of Sales Charges
Class A Shares received through an exchange of Class A Shares of another fund of the Trust will not be subject to any initial sales charge of the Funds’ Class A Shares. Class A Shares or Class C Shares received through an exchange of Class A Shares or Class C Shares, respectively, of another fund of the Trust will not be subject to any applicable CDSC at the time of the exchange. Any CDSC applicable to redemptions of Class A Shares or Class C Shares will continue to be measured on the Shares received by exchange from the date of your original purchase. For more information about the CDSC, please refer to “Redemptions.” While Class C Shares do not have any front-end sales charges, their higher annual fund operating expenses mean that over time, you could end up paying more than the equivalent of the maximum allowable front-end sales charge.
REDEMPTIONS
Redemptions, like purchases, may generally be effected only through financial intermediaries, retirement platforms, and by certain direct institutional investors holding Class I Shares. Please contact your financial intermediary, a Janus representative (1-800-333-1181) if you hold Class I Shares directly with a Fund, or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of Shares.
Shares of each Fund may be redeemed on any business day on which the Fund’s NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Fund or its agents. Redemption proceeds, less any applicable CDSC for Class A Shares or Class C Shares, will normally be sent the business day following receipt of the redemption order.
Each Fund reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Funds to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.
Large Shareholder Redemptions
Certain accounts or Janus affiliates may from time to time own (beneficially or of record) or control a significant percentage of a Fund’s Shares. Redemptions by these accounts of their holdings in a Fund may impact the Fund’s liquidity and NAV. These redemptions may also force a Fund to sell securities, which may negatively impact the Fund’s brokerage costs.
Redemptions In-Kind
Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a fund, by delivery of securities selected from its assets at its discretion. However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash, whereas such costs are borne by the Fund for cash redemptions.
While a Fund may pay redemptions in-kind, a Fund may instead choose to raise cash to meet redemption requests through the sale of fund securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and may increase brokerage costs.
Systematic Withdrawal Plan
Class A Shares and Class C Shares
You may arrange for periodic redemptions of Class A Shares or Class C Shares by authorizing your financial intermediary to redeem a specified amount from your account on a day or days you specify. Any resulting CDSC may be waived through financial intermediaries that have entered into an agreement with Janus Distributors. The maximum annual rate at which shares subject to a CDSC may be redeemed, pursuant to a systematic withdrawal plan, without paying a CDSC, is 12% of the net asset value of the account. Certain other terms and minimums may apply. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.

Class S Shares, Class I Shares, Class R Shares, and Class T Shares
You may arrange for periodic purchases by authorizing your financial intermediary to withdraw the amount of your investment from your bank account on a day or days you specify. Not all financial intermediaries offer this plan. Contact your financial intermediary for details.
Class A Shares and Class C Shares Contingent Deferred Sales Charge
A 1.00% CDSC may be deducted with respect to Class A Shares purchased without an initial sales charge if redeemed within 12 months of purchase, unless any of the CDSC waivers listed apply. A 1.00% CDSC will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless a CDSC waiver applies. The CDSC will be based on the lower of the original purchase price or the value of the redemption of the Class A Shares or Class C Shares redeemed, as applicable.
CDSC Waivers
There are certain cases in which you may be exempt from a CDSC charged to Class A Shares and Class C Shares. Among others, these include:
▪	Upon the death or disability of an account owner;

▪	Retirement plans and certain other accounts held through a financial intermediary that has entered into an agreement with Janus Distributors to waive CDSCs for such accounts;

▪	Retirement plan shareholders taking required minimum distributions;

▪	The redemption of Class A Shares or Class C Shares acquired through reinvestment of Fund dividends or distributions;

▪	The portion of the redemption representing appreciation as a result of an increase in NAV above the total amount of payments for Class A Shares or Class C Shares during the period during which the CDSC applied; or

▪	If a Fund chooses to liquidate or involuntarily redeem shares in your account.
To keep the CDSC as low as possible, Class A Shares or Class C Shares not subject to any CDSC will be redeemed first, followed by shares held longest.
Reinstatement Privilege
After you have redeemed Class A Shares, you have a one-time right to reinvest the proceeds within 90 days of the redemption date at the current NAV (without an initial sales charge). You will not be reimbursed for any CDSC paid on your redemption of Class A Shares.
EXCESSIVE TRADING
Excessive Trading Policies and Procedures
The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Fund shares (“excessive trading”). The Funds are intended for long-term investment purposes only, and the Funds will take reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Funds’ exchange limits or excessive trading policies may be cancelled or revoked by the Fund by the next business day following receipt by the Fund. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Funds may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Funds’ shares by multiple investors are aggregated by the intermediary and presented to the Funds on a net basis, may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.
The Funds attempt to deter excessive trading through at least the following methods:
•	exchange limitations as described under “Exchanges;”

•	trade monitoring;

•	fair valuation of securities as described under “Pricing of Fund Shares;” and

•	redemption fees (where applicable on certain classes of certain funds).

Generally, a purchase and redemption of Shares from the same Fund (i.e., “round trip”) within 90 calendar days may result in enforcement of a Fund’s excessive trading policies and procedures with respect to future purchase orders, provided that each Fund reserves the right to reject any purchase request as explained above.
The Funds monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Fund over a 90-day period, and may bar future purchases into the Fund and any of the other Janus funds by such investor. The Funds’ excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice; (ii) transactions in the Janus funds by a Janus “fund of funds,” which is a fund that primarily invests in other Janus mutual funds; and (iii) identifiable transactions by certain funds of funds and asset allocation programs to realign portfolio investments with existing target allocations.
The Funds’ Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days’ notice to shareholders of that fund.
Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Funds’ excessive trading policies and procedures and may be rejected in whole or in part by a Fund. The Funds, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Funds, and thus the Funds may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Funds’ excessive trading policies may be cancelled or revoked by a Fund by the next business day following receipt by that Fund.
In an attempt to detect and deter excessive trading in omnibus accounts, the Funds or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Fund shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Funds’ ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems’ capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.
Certain transactions in Fund shares, such as periodic rebalancing through intermediaries (no more frequently than every 60 days) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Funds’ methods to detect and deter excessive trading.
Each Fund also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Fund. For example, a Fund may refuse a purchase order if the Fund’s portfolio managers believe they would be unable to invest the money effectively in accordance with the Fund’s investment policies or the Fund would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.
The Funds’ policies and procedures regarding excessive trading may be modified at any time by the Funds’ Trustees.
Excessive Trading Risks
Excessive trading may present risks to a Fund’s long-term shareholders. Excessive trading into and out of a Fund may disrupt portfolio investment strategies, may create taxable gains to remaining Fund shareholders, and may increase Fund expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a fund based on events occurring after the close of a foreign market that may not be reflected in the fund’s NAV (referred to as “price arbitrage”). Such arbitrage opportunities may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a fund is halted and does not resume prior to the time the fund calculates its NAV (referred to as “stale pricing”). Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Fund’s valuation of a security differs from the security’s market value, short-term arbitrage traders may dilute the NAV of a Fund, which negatively impacts long-term shareholders. Although the Funds have adopted fair valuation policies and procedures intended to reduce the Funds’ exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Fund shares.
Although the Funds take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Funds may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Funds and their agents. This makes the Funds’ identification of excessive trading transactions in the Funds through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Funds encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Funds cannot eliminate completely the possibility of excessive trading.
Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Funds.
AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION
The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds’ portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.
▪	Full Holdings. Each fund is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-800-525-0020 (toll free). Portfolio holdings (excluding derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Holdings & Details tab of each fund at janus.com/advisor/mutual-funds.

Each fund may provide, upon request, historical full holdings on a monthly basis for periods prior to the previous quarter-end subject to a written confidentiality agreement.

▪	Top Holdings. Each fund’s top portfolio holdings, in order of position size and as a percentage of a fund’s total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most funds disclose their top ten portfolio holdings. However, certain funds disclose only their top five portfolio holdings.

▪	Other Information. Each fund may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors

(consisting of security names in alphabetical order), and specific portfolio level performance attribution information and statistics monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top performance contributors/detractors provided at calendar quarter-end may include the percentage of contribution/detraction to fund performance.
Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital’s Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Funds’ portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Funds’ SAI.
DISTRIBUTIONS
To avoid taxation of the Funds, the Internal Revenue Code requires each Fund to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Fund’s income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Certain dividend income may be reported to shareholders as “qualified dividend income,” which is generally subject to reduced rates of taxation. Net realized long-term capital gains, if any, are paid to shareholders as capital gains distributions, regardless of how long Shares of the Fund have been held. Distributions are made at the class level, so they may vary from class to class within a single Fund.
Distribution Schedule
Dividends from net investment income for Janus Growth and Income Fund are normally declared and distributed in March, June, September, and December. In addition, distributions of capital gains are normally declared and distributed in December. If necessary, dividends and net capital gains may be distributed at other times as well. The date you receive your distribution may vary depending on how your intermediary processes trades. Please consult your intermediary for details.
How Distributions Affect a Fund’s NAV
Distributions are paid to shareholders as of the record date of a distribution of a Fund, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Fund’s daily net asset value (“NAV”). The share price of a Fund drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Fund declared a dividend in the amount of $0.25 per share. If the Fund’s share price was $10.00 on December 30, the Fund’s share price on December 31 would be $9.75, barring market fluctuations. You should be aware that distributions from a taxable mutual fund do not increase the value of your investment and may create income tax obligations.
“Buying a Dividend”
If you purchase shares of a Fund just before a distribution, you will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.” In the above example, if you bought shares on December 30, you would have paid $10.00 per share. On December 31, the Fund would pay you $0.25 per share as a dividend and your shares would now be worth $9.75 per share. Unless your account is set up as a tax-deferred account, dividends paid to you would be included in your gross income for tax purposes, even though you may not have participated in the increase in NAV of the Fund, whether or not you reinvested the dividends. You should consult with your financial intermediary or tax adviser as to potential tax consequences of any distributions that may be paid shortly after purchase.
For your convenience, distributions of net investment income and net capital gains are automatically reinvested in additional Shares of the Fund without any sales charge. To receive distributions in cash, contact your financial intermediary or a Janus representative (1-800-333-1181) if you hold Class I Shares directly with Janus. Whether reinvested or paid in cash, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account.
TAXES
As with any investment, you should consider the tax consequences of investing in the Funds. Any time you sell or exchange shares of a fund in a taxable account, it is considered a taxable event. For federal income tax purposes, an exchange is treated the same as a sale. Depending on the purchase price and the sale price, you may have a gain or loss on the transaction; whether the gain or loss is long-term or short-term depends on how long you owned the shares. Any tax liabilities generated by your transactions are your responsibility.
The following discussion does not apply to qualified tax-deferred accounts or other non-taxable entities, nor is it a complete analysis of the federal income tax implications of investing in the Funds. You should consult your tax adviser if you have any questions. Additionally, state or local taxes may apply to your investment, depending upon the laws of your state of residence.
Taxes on Distributions
Distributions by the Funds are subject to federal income tax, regardless of whether the distribution is made in cash or reinvested in additional shares of a Fund. When gains from the sale of a security held by a Fund are paid to shareholders, the rate at which the gain will be taxed to shareholders depends on the length of time the Fund held the security. In certain states, a portion of the distributions (depending on the sources of a Fund’s income) may be exempt from state and local taxes. A Fund’s net investment income and capital gains are distributed to (and may be taxable to) those persons who are shareholders of the Fund at the record date of such payments. Although a Fund’s total net income and net realized gain are the results of its operations, the per share amount distributed or taxable to shareholders is affected by the number of Fund shares outstanding at the record date. Generally, account tax information will be made available to shareholders on or before January 31st of each year. Information regarding distributions may also be reported to the Internal Revenue Service.
Distributions made by a Fund with respect to Shares purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan.
Generally, withdrawals from qualified plans may be subject to federal income tax at ordinary income rates and, if made before age 591/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.
The Funds may be required to withhold U.S. federal income tax on all distributions and redemptions payable to shareholders who fail to provide their correct taxpayer identification number, fail to make certain required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The current backup withholding rate is applied.
Taxation of the Funds
Dividends, interest, and some capital gains received by the Funds on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Fund is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Funds.
Certain fund transactions may involve short sales, futures, options, swap agreements, hedged investments, and other similar transactions, and may be subject to special provisions of the Internal Revenue Code that, among other things, can potentially affect the character, amount, timing of distributions to shareholders, and utilization of capital loss carry forwards. The Funds will monitor their transactions and may make certain tax elections and use certain investment strategies where applicable in order to mitigate the effect of these tax provisions, if possible. Certain transactions or strategies utilized by a Fund may generate nonqualified income that can impact an investor’s taxes.

The Funds do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code, including the distribution each year of all their net investment income and net capital gains. It is important that the Funds meet these requirements so that any earnings on your investment will not be subject to federal income taxes twice. Funds that invest in partnerships may be subject to state tax liabilities.

FINANCIAL HIGHLIGHTS
[To be updated by Amendment.]
The financial highlights tables are intended to help you understand the Fund’s financial performance for each fiscal period shown. Items “Net asset value, beginning of period” through “Net asset value, end of period” reflect financial results for a single Fund Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after waivers (reimbursements), if applicable. The information for the fiscal periods shown has been [          ] whose report, along with the Fund’s financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information. The Fund has changed its fiscal year end to June 30.
The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Shares of the Funds (assuming reinvestment of all dividends and distributions).
Class D Shares of the Fund commenced operations on February 16, 2010, after the restructuring of the Fund’s Class J Shares, the predecessor share class. The financial highlights shown for periods prior to February 16, 2010 reflect financial results for the Class J Shares of the Fund. If Class D Shares had been available, the financial results shown may have been different.
Effective February 16, 2010, Class J Shares were renamed Class T Shares and the eligibility requirements for investing in Class J Shares changed so that only clients investing through a third-party intermediary may purchase and remain a shareholder of Class T Shares.

JANUS GROWTH AND INCOME FUND — CLASS A

Period ended
October 31
2009(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$23.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.03
Net gain/(loss) on investments (both realized and unrealized)	3.23

Total from investment operations	3.26

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.03)
Distributions from capital gains	—

Total distributions	(0.03)

NET ASSET VALUE, END OF PERIOD	$26.47

Total return(2)	14.02%

Net assets, end of period (in thousands)	$19,157
Average net assets for the period (in thousands)	$19,612
Ratio of gross expenses to average net assets(3)(4)	0.99%
Ratio of net expenses to average net assets(3)	0.98%
Ratio of net investment income/(loss) to average net assets(3)	0.31%
Portfolio turnover rate(3)	40%

(1)	Period July 6, 2009 (inception of Class A Shares) through October 31, 2009. The Fund has changed its fiscal year end to September 30.

(2)	Total return not annualized for periods of less than one full year.

(3)	Annualized for periods of less than one full year.

(4)	The ratio was 1.16% in 2009 before waiver of certain fees and expense offsets incurred by the Fund.

JANUS GROWTH AND INCOME FUND — CLASS C

Period ended
October 31
2009(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$23.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	(0.03)
Net gain/(loss) on investments (both realized and unrealized)	3.21

Total from investment operations	3.18

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Distributions from capital gains	—

Total distributions	—

NET ASSET VALUE, END OF PERIOD	$26.42

Total return(2)	13.68%

Net assets, end of period (in thousands)	$4,760
Average net assets for the period (in thousands)	$4,673
Ratio of gross expenses to average net assets(3)(4)	1.74%
Ratio of net expenses to average net assets(3)	1.73%
Ratio of net investment income/(loss) to average net assets(3)	(0.43)%
Portfolio turnover rate(3)	40%

(1)	Period July 6, 2009 (inception of Class C Shares) through October 31, 2009. The Fund has changed its fiscal year end to September 30.

(2)	Total return not annualized for periods of less than one full year.

(3)	Annualized for periods of less than one full year.

(4)	The ratio was 2.08% in 2009 before waiver of certain fees and expense offsets incurred by the Fund.

JANUS GROWTH AND INCOME FUND — CLASS D*

	Years ended October 31
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$21.90	$44.20	$37.36	$33.97	$29.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.28	0.38	0.63	0.61	0.24
Net gain/(loss) on investments (both realized and unrealized)	4.56	(17.92)	6.86	3.30	4.66

Total from investment operations	4.84	(17.54)	7.49	3.91	4.90

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.27)	(0.49)	(0.65)	(0.52)	(0.22)
Distributions from capital gains	—	(4.27)	—	—	—

Total distributions	(0.27)	(4.76)	(0.65)	(0.52)	(0.22)

NET ASSET VALUE, END OF PERIOD	$26.47	$21.90	$44.20	$37.36	$33.97

Total return	22.32%	(43.79)%	20.22%	11.56%	16.79%

Net assets, end of period (in millions)	$3,623	$3,346	$7,108	$6,781	$5,735
Average net assets for the period (in millions)	$3,232	$5,464	$6,738	$6,677	$5,455
Ratio of gross expenses to average net assets(1)	0.90%	0.87%	0.87%	0.89%	0.88%
Ratio of net expenses to average net assets	0.89%	0.86%	0.86%	0.88%	0.87%
Ratio of net investment income/(loss) to average net assets	1.22%	1.17%	1.98%	1.90%	0.68%
Portfolio turnover rate	40%	76%	54%	50%	38%

*	The financial highlights shown reflect financial results for Class J Shares, the predecessor share class.

(1)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

JANUS GROWTH AND INCOME FUND — CLASS I

Period ended
October 31
2009(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$23.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.04
Net gain/(loss) on investments (both realized and unrealized)	3.24

Total from investment operations	3.28

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.04)
Distributions from capital gains	—

Total distributions	(0.04)

NET ASSET VALUE, END OF PERIOD	$26.48

Total return(2)	14.12%

Net assets, end of period (in thousands)	$6,761
Average net assets for the period (in thousands)	$2,059
Ratio of gross expenses to average net assets(3)(4)	0.72%
Ratio of net expenses to average net assets(3)	0.67%
Ratio of net investment income/(loss) to average net assets(3)	0.42%
Portfolio turnover rate(3)	40%

(1)	Period July 6, 2009 (inception of Class I Shares) through October 31, 2009. The Fund has changed its fiscal year end to September 30.

(2)	Total return not annualized for periods of less than one full year.

(3)	Annualized for periods of less than one full year.

(4)	The ratio was 0.73% in 2009 before waiver of certain fees and expense offsets incurred by the Fund.

JANUS GROWTH AND INCOME FUND — CLASS R

Period ended
October 31
2009(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$23.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	(0.01)
Net gain/(loss) on investments (both realized and unrealized)	3.23

Total from investment operations	3.22

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.01)
Distributions from capital gains	—

Total distributions	(0.01)

NET ASSET VALUE, END OF PERIOD	$26.45

Total return(2)	13.83%

Net assets, end of period (in thousands)	$1,789
Average net assets for the period (in thousands)	$1,853
Ratio of gross expenses to average net assets(3)	1.45%
Ratio of net expenses to average net assets(3)	1.44%
Ratio of net investment income/(loss) to average net assets(3)	(0.14)%
Portfolio turnover rate(3)	40%

(1)	Period July 6, 2009 (inception of Class R Shares) through October 31, 2009. The Fund has changed its fiscal year end to September 30.

(2)	Total return not annualized for periods of less than one full year.

(3)	Annualized for periods of less than one full year.

JANUS GROWTH AND INCOME FUND — CLASS S

Period ended
October 31
2009(1)
NET ASSET VALUE, BEGINNING OF PERIOD	$23.24

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.01
Net gain/(loss) on investments (both realized and unrealized)	3.23

Total from investment operations	3.24

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.02)
Distributions from capital gains	—

Total distributions	(0.02)

NET ASSET VALUE, END OF PERIOD	$26.46

Total return(2)	13.94%

Net assets, end of period (in thousands)	$66,211
Average net assets for the period (in thousands)	$66,895
Ratio of gross expenses to average net assets(3)	1.20%
Ratio of net expenses to average net assets(3)	1.19%
Ratio of net investment income/(loss) to average net assets(3)	0.10%
Portfolio turnover rate(3)	40%

(1)	Period July 6, 2009 (inception of Class S Shares) through October 31, 2009. The Fund has changed its fiscal year end to September 30.

(2)	Total return not annualized for periods of less than one full year.

(3)	Annualized for periods of less than one full year.

JANUS GROWTH AND INCOME FUND — CLASS T*

	Years ended October 31
	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF PERIOD	$21.90	$44.20	$37.36	$33.97	$29.29

INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)	0.28	0.38	0.63	0.61	0.24
Net gain/(loss) on investments (both realized and unrealized)	4.56	(17.92)	6.86	3.30	4.66

Total from investment operations	4.84	(17.54)	7.49	3.91	4.90

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.27)	(0.49)	(0.65)	(0.52)	(0.22)
Distributions from capital gains	—	(4.27)	—	—	—

Total distributions	(0.27)	(4.76)	(0.65)	(0.52)	(0.22)

NET ASSET VALUE, END OF PERIOD	$26.47	$21.90	$44.20	$37.36	$33.97

Total return	22.32%	(43.79)%	20.22%	11.56%	16.79%

Net assets, end of period (in millions)	$3,623	$3,346	$7,108	$6,781	$5,735
Average net assets for the period (in millions)	$3,232	$5,464	$6,738	$6,677	$5,455
Ratio of gross expenses to average net assets(1)	0.90%	0.87%	0.87%	0.89%	0.88%
Ratio of net expenses to average net assets	0.89%	0.86%	0.86%	0.88%	0.87%
Ratio of net investment income/(loss) to average net assets	1.22%	1.17%	1.98%	1.90%	0.68%
Portfolio turnover rate	40%	76%	54%	50%	38%

*	Formerly named Class J Shares.

(1)	The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

APPENDIX D
LEGAL MATTERS
[TO BE UPDATED]

JANUS INVESTMENT FUND
STATEMENT OF ADDITIONAL INFORMATION
[____, 2010]
Relating to the acquisition of the assets of
JANUS RESEARCH CORE FUND
by and in exchange for shares of beneficial interest of
JANUS GROWTH AND INCOME FUND
each, a series of Janus Investment Fund
151 Detroit Street
Denver, Colorado 80206-4805
1-800-525-0200
This Statement of Additional Information (the “SAI”) expands upon and supplements the information contained in the combined information statement and prospectus (the “Prospectus/Information Statement”) dated [____, 2010]. The Prospectus/Information Statement is being furnished to shareholders of Janus Research Core Fund, a series of Janus Investment Fund, in connection with the reorganization of Janus Research Core Fund with and into Janus Growth and Income Fund, a series of Janus Investment Fund, pursuant to which all of the assets and liabilities of Janus Research Core Fund would be transferred to Janus Growth and Income Fund in exchange for shares of beneficial interest of Janus Growth and Income Fund (the “Reorganization”).
This SAI is not a prospectus and should be read in conjunction with the Prospectus/Information Statement. A copy of the Prospectus/Information Statement may be obtained without charge by contacting Janus Capital Management LLC (“Janus Capital”) at 151 Detroit Street, Denver, Colorado 80206 or by telephoning Janus toll-free at 1-800-525-0200.
This SAI consists of: (i) this cover page and (ii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference herein:
1.	The SAI for each of Janus Research Core Fund and Janus Growth and Income Fund, dated February 16, 2010, as supplemented (File No: 002-34393).

2.	The Financial Statements of each of Janus Research Core Fund and Janus Growth and Income Fund are included in the annual report, dated October 31, 2009, as filed on December 29, 2009, and the semi-annual report, dated March 31, 2010, as filed on May 28, 2010 (File No: 811-01879).
As described in the Prospectus/Information Statement, upon the closing of such Reorganization, each owner of Class A, Class C, Class D, Class I, Class R, Class S, and Class T shares of Janus Research Core Fund would become a shareholder of the corresponding class of shares of Janus Growth and Income Fund. Information about Janus Growth and Income Fund and its Class A, Class C, Class D, Class I, Class R, Class S, and Class T shares provided in the Prospectus/Information Statement and other general information about Janus Growth and Income Fund in its SAI dated February 16, 2010, as filed with the SEC on February 16, 2010 (File No. 002-34393), is incorporated herein by reference.

1

PRO FORMA FINANCIAL STATEMENTS
In connection with a proposed transaction whereby all of the assets and liabilities of Janus Research Core Fund will be transferred to Janus Growth and Income Fund (each, a “Fund” and collectively, the “Funds”), in exchange for shares of Janus Growth and Income Fund, shown below are financial statements for each Fund and Pro Forma Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of [March 31, 2010]. The first table presents Schedule of Investments for each Fund and estimated pro forma figures for the combined Fund. The second table presents Statements of Assets and Liabilities for each Fund and estimated pro forma figures for the combined Fund. The third table presents Statements of Operations for each Fund and estimated pro forma figures for the combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements.

2

Janus Growth and Income Fund
Pro Forma Schedules of Investments (unaudited)
As of March 31, 2010

	Janus Growth and
	Income Fund	Janus	Pro Forma	Janus	Janus	Pro Forma
	Shares or	Research Core	Janus Growth and	Growth and Income	Research Core	Janus Growth and
	Principal Amounts	Fund Shares	Income Fund Shares	Fund Value	Fund Value	Income Fund Value
Common Stock — 94.6%

Advertising Sales — 0.2%
Lamar Advertising Co. — Class A*	—	286,350	286,350	$—	$9,836,123	$9,836,123
Aerospace and Defense — 2.4%
BAE Systems PLC**	—	564,260	564,260	—	3,178,869	3,178,869
Boeing Co.	840,965	—	840,965	61,062,469	—	61,062,469
Empresa Brasileira de Aeronautica S.A. (ADR)	1,933,720	—	1,933,720	46,331,931	—	46,331,931
				107,394,400	3,178,869	110,573,269
Aerospace and Defense — Equipment — 0.3%
United Technologies Corp.	—	188,251	188,251	—	13,857,156	13,857,156
Agricultural Chemicals — 2.6%
Monsanto Co.	438,670	—	438,670	31,329,811	—	31,329,811
Syngenta A.G. (ADR)**	1,573,690	—	1,573,690	87,355,532	—	87,355,532
				118,685,343	—	118,685,343
Airlines — 0.3%
Ryanair Holdings PLC (ADR)*,**	—	428,390	428,390	—	11,639,356	11,639,356
Applications Software — 0.4%
Microsoft Corp.	602,210	—	602,210	17,626,687	—	17,626,687
Apparel Manufacturers — 0.1%
Coach, Inc.	—	69,770	69,770	—	2,757,310	2,757,310
Athletic Footwear — 2.0%
NIKE, Inc. — Class B	1,062,930	195,338	1,258,268	78,125,355	14,357,343	92,482,698
Automotive — Cars and Light Trucks — 0.6%
Daimler A.G.*,**	617,600	—	617,600	29,033,376	—	29,033,376
Brewery — 2.4%
Anheuser-Busch InBev N.V. **	1,997,902	169,645	2,167,547	100,627,648	8,544,452	109,172,100
Anheuser-Busch InBev N.V. — VVPR Strip*,**	3,776,984	200,168	3,977,152	35,706	1,892	37,598
				100,663,354	8,546,344	109,209,698
Building — Residential and Commercial — 0.3%
NVR, Inc.*	—	18,512	18,512	—	13,448,968	13,448,968
Cable Television — 1.1%
British Sky Broadcasting Group PLC**	—	529,548	529,548	—	4,836,935	4,836,935
DIRECTV-CLASS A*	1,372,415	—	1,372,415	46,401,351	—	46,401,351
				46,401,351	4,836,935	51,238,286
Casino Hotels — 0.3%
Crown, Ltd.	1,604,594	—	1,604,594	12,041,374	—	12,041,374
Cellular Telecommunications — 0.6%
Vodafone Group PLC**	1,111,655	993,695	2,105,350	25,890,445	2,291,739	28,182,184
Commercial Banks — 2.5%
ICICI Bank, Ltd. (ADR)	864,600	138,510	1,003,110	36,918,420	5,914,377	42,832,797
Itau Unibanco Holding S.A. (ADR)	1,235,170	—	1,235,170	27,161,388	—	27,161,388
Standard Chartered PLC**	1,729,238	—	1,729,238	47,161,991	—	47,161,991
				111,241,799	5,914,377	117,156,176
Commercial Services — Finance — 1.4%
Paychex, Inc.	744,355	—	744,355	22,851,699	—	22,851,699
Western Union Co.	2,416,895	—	2,416,895	40,990,539	—	40,990,539
				63,842,238	—	63,842,238
Computers — 4.7%
Apple, Inc.*	265,938	56,641	322,579	62,476,814	13,306,670	75,783,484
International Business Machines Corp.	612,375	—	612,375	78,537,094	—	78,537,094
Research In Motion, Ltd. (U.S. Shares)*	836,075	—	836,075	61,827,746	—	61,827,746
				202,841,654	13,306,670	216,148,324
Consumer Products — Miscellaneous — 0.2%
Kimberly-Clark Corp.	—	164,896	164,896	—	10,368,660	10,368,660
Containers — Metal and Glass — 0.2%
Crown Holdings, Inc.*	—	314,676	314,676	—	8,483,665	8,483,665
Cosmetics and Toiletries — 1.7%
Colgate-Palmolive Co.	744,615	172,758	917,373	63,485,875	14,729,347	78,215,222
Distribution/Wholesale — 0.1%
Fastenal Co.	—	95,470	95,470	—	4,581,605	4,581,605
Diversified Banking Institutions — 8.0%
Bank of America Corp.	4,253,304	1,561,648	5,814,952	75,921,476	27,875,417	103,796,893
Credit Suisse Group A.G. (ADR) **	1,568,965	—	1,568,965	80,613,422	—	80,613,422
Goldman Sachs Group, Inc.	204,830	55,147	259,977	34,950,143	9,409,733	44,359,876
JPMorgan Chase & Co.	—	586,765	586,765	—	26,257,734	26,257,734
Morgan Stanley	3,465,480	382,617	3,848,097	101,503,908	11,206,852	112,710,760
				292,988,949	74,749,736	367,738,685
Diversified Operations — 2.1%
China Merchants Holdings International Co., Ltd.	5,870,000	—	5,870,000	21,623,132	—	21,623,132
Danaher Corp.	576,485	50,805	627,290	46,066,917	4,059,828	50,126,745
Illinois Tool Works, Inc.	—	325,786	325,786	—	15,429,225	15,429,225
Melco International Development, Ltd. *	19,329,275	—	19,329,275	8,663,817	—	8,663,817
				76,353,866	19,489,053	95,842,919
E-Commerce/Services — 1.2%
eBay, Inc.*	1,649,570	119,962	1,769,532	44,455,911	3,232,976	47,688,887
Liberty Media Corp. — Interactive — Class A*	476,635	—	476,635	7,297,282	—	7,297,282
				51,753,193	3,232,976	54,986,169
Electric — Generation — 0.1%
AES Corp.*	—	524,789	524,789	—	5,772,679	5,772,679
Electronic Components — Miscellaneous — 0.1%
Tyco Electronics, Ltd. (U.S. Shares)**	—	179,119	179,119	—	4,922,190	4,922,190
Electronic Components — Semiconductors — 0.7%
Broadcom Corp. — Class A	320,920	—	320,920	10,648,126	—	10,648,126
Microchip Technology, Inc.	723,875	—	723,875	20,384,320	—	20,384,320
				31,032,446	—	31,032,446
Electronic Connectors — 0.7%
Amphenol Corp. — Class A	723,345	—	723,345	30,517,926	—	30,517,926
Enterprise Software/Services — 2.3%
Oracle Corp.	3,603,855	523,084	4,126,939	92,583,035	13,438,028	106,021,063
Fiduciary Banks — 0.2%
Northern Trust Corp.	192,854	—	192,854	10,657,112	—	10,657,112
Finance — Investment Bankers/Brokers — 0.6%
Charles Schwab Corp.	1,384,082	—	1,384,082	25,868,493	—	25,868,493
Finance — Other Services — 0.7%
CME Group, Inc.	—	13,217	13,217	—	4,178,026	4,178,026
NYSE Euronext	1,001,789	—	1,001,789	29,662,972	—	29,662,972
				29,662,972	4,178,026	33,840,998
Food — Miscellaneous/Diversified — 2.3%
Nestle S.A.**	2,062,104	—	2,062,104	105,638,569	—	105,638,569
Food — Retail — 0.6%
Tesco PLC**	4,446,607	—	4,446,607	29,378,898	—	29,378,898
Independent Power Producer — 0.3%
NRG Energy, Inc.*	—	702,344	702,344	—	14,678,990	14,678,990
Industrial Gases — 0.8%
Praxair, Inc.	460,375	—	460,375	38,211,125	—	38,211,125
Internet Security — 0.1%
Symantec Corp.*	—	309,912	309,912	—	5,243,711	5,243,711
Life and Health Insurance — 0.3%
AFLAC, Inc.	—	199,540	199,540	—	10,833,027	10,833,027
Prudential PLC**	—	385,698	385,698	—	3,204,055	3,204,055
				—	14,037,082	14,037,082
Medical — Biomedical and Genetic — 2.4%
Celgene Corp.*	825,920	68,844	894,764	51,174,003	4,265,574	55,439,577
Genzyme Corp.*	—	72,253	72,253	—	3,744,873	3,744,873
Gilead Sciences, Inc.*	978,360	177,681	1,156,041	44,495,813	8,080,932	52,576,745
				95,669,816	16,091,379	111,761,195
Medical — Drugs — 5.1%
Abbott Laboratories	938,615	317,841	1,256,456	49,446,238	16,743,864	66,190,102
Bristol-Myers Squibb Co.	2,816,335	—	2,816,335	75,196,144	—	75,196,144
Merck & Co., Inc.	—	281,077	281,077	—	10,498,226	10,498,226
Roche Holding A.G. **	457,558	37,855	495,413	74,226,751	6,140,978	80,367,729
				198,869,133	33,383,068	232,252,201
Medical — HMO — 0.8%
UnitedHealth Group, Inc.	1,120,580	—	1,120,580	36,609,349	—	36,609,349
Medical Products
Baxter International, Inc. — 4.2%	1,061,195	226,875	1,288,070	61,761,549	13,204,125	74,965,674
Covidien PLC (U.S. Shares)**	795,590	360,122	1,155,712	40,002,265	18,106,934	58,109,199
Johnson & Johnson	927,795	—	927,795	60,492,234	—	60,492,234
				162,256,048	31,311,059	193,567,107
Metal Processors and Fabricators — 0.9%
Precision Castparts Corp.	321,095	—	321,095	40,685,947	—	40,685,947
Multimedia — 0.3%
News Corp. — Class A	—	73,333	73,333	—	1,056,729	1,056,729
News Corp. — Class B	—	642,095	642,095	—	10,922,035	10,922,035
				—	11,978,764	11,978,764

	Janus Growth and
	Income Fund	Janus	Pro Forma	Janus	Janus	Pro Forma
	Shares or	Research Core	Janus Growth and	Growth and Income	Research Core	Janus Growth and
	Principal Amounts	Fund Shares	Income Fund Shares	Fund Value	Fund Value	Income Fund Value
Multi-Line Insurance — 0.7%
ACE, Ltd. (U.S. Shares)**	617,595		617,595	32,300,219	—	32,300,219
Networking Products — 2.2%
Cisco Systems, Inc.*	3,259,160	681,867	3,941,027	84,835,935	17,748,998	102,584,933
Oil and Gas Drilling — 0.6%
Transocean, Ltd. (U.S. Shares)*,**	337,675		337,675	29,168,367	—	29,168,367
Oil Companies — Exploration and Production — 5.9%
Devon Energy Corp.	—	117,756	117,756	—	7,587,019	7,587,019
EnCana Corp. (U.S. Shares)	2,378,673	—	2,378,673	73,810,223	—	73,810,223
EOG Resources, Inc.	726,060	223,710	949,770	67,480,016	20,791,608	88,271,624
Occidental Petroleum Corp.	1,031,895	181,643	1,213,538	87,236,403	15,356,099	102,592,502
				228,526,642	43,734,726	272,261,368
Oil Companies — Integrated — 5.2%
Cenovus Energy, Inc.	2,378,673	—	2,378,673	62,345,019	—	62,345,019
Exxon Mobil Corp.	—	144,325	144,325	—	9,666,888	9,666,888
Hess Corp.	1,311,417	—	1,311,417	82,029,134	—	82,029,134
Petroleo Brasileiro S.A. (ADR)	—	227,771	227,771	—	10,133,532	10,133,532
Petroleo Brasileiro S.A. (U.S. Shares)	1,926,680	—		76,277,261	—	76,277,261
				220,651,414	19,800,420	240,451,834
Optical Supplies — 1.5%
Alcon, Inc. (U.S. Shares)**	426,265	—	426,265	68,867,373	—	68,867,373
Pipelines — 0.1%
Kinder Morgan Management LLC*	—	63,396	63,396	—	3,716,274	3,716,274
Power Converters and Power Supply Equipment — 0.3%
Suntech Power Holdings Co., Ltd. (ADR)*	1,046,480	—	1,046,480	14,671,650	—	14,671,650
Real Estate Operating/Development — 0.9%
CapitaLand, Ltd.	—	1,586,000	1,586,000	—	4,501,945	4,501,945
Hang Lung Properties, Ltd.	7,913,520	714,000	8,627,520	31,902,779	2,878,439	34,781,218
				31,902,779	7,380,384	39,283,163
Retail — Apparel and Shoe — 0.1%
Nordstrom, Inc.	—	94,563	94,563	—	3,862,899	3,862,899
Retail — Building Products — 1.4%
Home Depot, Inc.	1,923,856	89,995	2,013,851	62,236,742	2,911,338	65,148,080
Retail — Consumer Electronics — 0.1%
Best Buy Co., Inc.	—	88,994	88,994	—	3,785,805	3,785,805
Retail — Discount — 0.6%
Target Corp.	494,115	—	494,115	25,990,449	—	25,990,449
Retail — Drug Store — 0.8%
CVS Caremark Corp.	971,589	—	971,589	35,521,294	—	35,521,294
Retail — Jewelry — 0.9%
Tiffany & Co.	883,640	—	883,640	41,964,064	—	41,964,064
Retail — Regional Department Stores — 1.0%
Kohl’s Corp.*	741,105	58,965	800,070	40,597,732	3,230,103	43,827,835
Retail — Restaurants — 0.2%
McDonald’s Corp.	—	114,405	114,405	—	7,633,102	7,633,102
Semiconductor Components/Integrated Circuits — 0.4%
Marvell Technology Group, Ltd.*	988,120	—	988,120	20,137,886	—	20,137,886
Semiconductor Equipment — 0.3%
KLA-Tencor Corp.	—	485,020	485,020	—	14,996,818	14,996,818
Soap and Cleaning Preparations — 1.9%
Reckitt Benckiser Group PLC**	1,194,940	375,030	1,569,970	65,578,739	20,581,782	86,160,521
Telecommunication Equipment — Fiber Optics — 1.6%
Corning, Inc.	3,217,039	341,928	3,558,967	65,016,358	6,910,365	71,926,723
Telecommunication Services — 0.1%
Amdocs, Ltd. (U.S. Shares)*,**	—	126,705	126,705	—	3,815,088	3,815,088
Television — 1.2%
CBS Corp. — Class B	3,950,768	—	3,950,768	55,073,706	—	55,073,706
Tobacco — 3.2%
Altria Group, Inc.	1,919,730	—	1,919,730	39,392,860	—	39,392,860
Philip Morris International, Inc.	1,925,275	105,915	2,031,190	100,422,344	5,524,526	105,946,870
				139,815,204	5,524,526	145,339,730
Toys — 0.7%
Mattel, Inc.	991,535	—	991,535	22,547,506	—	22,547,506
Nintendo Co., Ltd.**	—	30,000	30,000	—	10,046,004	10,046,004
				22,547,506	10,046,004	32,593,510
Transportation — Railroad — 1.0%
Union Pacific Corp.	642,590	—	642,590	47,101,847	—	47,101,847
Transportation — Services — 0.4%
United Parcel Service, Inc. — Class B	—	279,684	279,684	—	18,014,446	18,014,446
Web Portals/Internet Service Providers — 0.1%
Google, Inc. — Class A*	—	7,244	7,244	—	4,107,420	4,107,420
Yahoo!, Inc.*	—	169,190	169,190	—	2,796,711	2,796,711
				—	6,904,131	6,904,131
Wireless Equipment — 2.0%
Crown Castle International Corp.*	—	394,326	394,326	—	15,075,083	15,075,083
QUALCOMM, Inc.	1,479,325	357,586	1,836,911	62,116,857	15,015,036	77,131,893
				62,116,857	30,090,119	92,206,976

Total Common Stock (cost $3,063,271,471, cost $542,736,453; combined cost $3,606,007,924)				3,720,632,891	625,328,536	4,345,961,427

Corporate Bonds — 1.7%
Automotive — Cars and Light Trucks
Ford Motor Co., 4.2500%, 11/15/16	$14,823,000	$—	$14,823,000	22,178,914	—	22,178,914
Building — Residential and Commercial
Meritage Homes Corp., 6.2500%, 3/15/15	6,467,000	—	6,467,000	6,208,320	—	6,208,320
Power Converters and Power Supply Equipment
JA Solar Holdings Co., Ltd., 4.5000%, 5/15/13	24,709,000	—	24,709,000	20,570,242	—	20,570,242
Suntech Power Holdings Co. Ltd., 3.0000%, 3/15/13 (144A)	24,090,000	—	24,090,000	20,536,725	—	20,536,725
				41,106,967	—	41,106,967

REIT — Warehouse/Industrial
ProLogis, 3.2500%, 3/15/15	9,896,000	—	9,896,000	9,945,480	—	9,945,480

Total Corporate Bonds (cost $77,650,779, cost $0, combined cost $77,650,779)				79,439,681	—	79,439,681

Preferred Stock — 0.8%
Metal — Copper
Freeport-McMoRan Copper & Gold, Inc. convertible, 6.7500% (cost $30,729,617, cost $0, combined cost $30,729,617)	302,660	—	302,660	35,099,480	—	35,099,480

U.S. Treasury Notes/Bonds — 1.9%
U.S. Treasury Notes/Bonds:
2.7500%, 7/31/10	$19,091,000	$—	$19,091,000	19,253,579	—	19,253,579
1.5000%, 10/31/10	26,056,000	—	26,056,000	26,237,167	—	26,237,167
4.8750%, 7/31/11	19,091,000	—	19,091,000	20,171,589	—	20,171,589
3.3750%, 7/31/13	19,091,000	—	19,091,000	20,090,299	—	20,090,299

Total U.S. Treasury Notes/Bonds (cost $84,152,478, cost $0, combined cost $84,152,478)				85,752,634	—	85,752,634

Money Market — 1.4%
Janus Cash Liquidity Fund LLC, 0% (cost $65,811,736, cost $1,111,000, combined cost $66,922,736)	65,811,736	1,111,000	66,922,736	65,811,736	1,111,000	66,922,736

Total Investments (total cost $3,321,616,081, total cost $543,847,453, combined total cost $3,865,463,534) — 100.4%				3,986,736,422	626,439,536	4,613,175,958

Liabilities, net of Cash, Receivables and Other Assets — (0.4)%				(20,296,838)	1,452,808	(18,844,030)

Net Assets				$3,966,439,584	$627,892,344	$4,594,331,928

Notes to Schedule of Investments (unaudited)

144A	Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act.

ADR	American Depositary Receipt

PLC	Public Limited Company

REIT	Real Estate Investment Trust

U.S. Shares	Securities of foreign companies trading on an American Stock Exchange.

VVPR Stip	The Voter Verified Paper Record (VVPR) strip is a coupon which, if presented along with the dividend coupon of the ordinary share, allows the benefit of a reduced withholding tax on the dividends paid by the company. This strip is quoted separately from the ordinary share and is freely negotiable.

*	Non-income producing security.

**	A portion of this security has been segregated by the custodian to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates.
Aggregate collateral segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracacts, short sales, swap agreements, and/or securities with extended settlement dates as of March 31, 2010 is noted below.

Fund

Janus Growth and Income Fund	$815,879,300
Janus Research Core Fund	97,310,275
Pro Forma Janus Growth and Income Fund	913,189,575

The following is a summary of the inputs that were used to value the Funds’ investments in securities and other financial instruments as of March 31, 2010.

	Level 1 — Quoted	Level 2 — Other Significant	Level 3 — Significant
	Prices	Observable Inputs(a)	Unobservable Inputs
Investments in Securities:
Janus Growth and Income Fund
Common Stock
Aerospace and Defense	$61,062,469	$46,331,931	$—
Agricultural Chemicals	31,329,811	87,355,532	—
Cellular Telecommunications	—	25,890,445	—
Commercial Banks	47,161,991	64,079,808	—
Diversified Banking Institutions	212,375,527	80,613,422	—
Oil Companies — Integrated	144,374,153	76,277,261	—
Power Converters and Power Supply Equipment	—	14,671,650	—
All Other	2,829,108,891	—	—
Corporate Bonds	—	79,439,681	—
Preferred Stock	—	35,099,480	—
U.S. Treasury Notes/Bonds	—	85,752,634	—
Money Market	—	65,811,736	—
Total Investments in Securities	$3,325,412,842	$661,323,580	$—

Janus Research Core Fund
Common Stock
Airlines	$—	$11,639,356	$—
Commercial Banks	—	5,914,377	—
Oil Companies — Integrated	9,666,888	10,133,532	—
All Other	587,974,383	—	—
Money Market	—	1,111,000	—
Total Investments in Securities	$597,641,271	$28,798,265	$—

Other Financial Instruments(b)
Janus Growth and Income Fund	$—	$488,289	$—
Janus Research Core Fund	—	721,412	—

(a)	Includes fair value factors

(b)	Other financial instruments include futures, forward currency, written option, and swap contracts. Forward currency contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract’s value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options are reported at their market value at measurement date.

Summary of Investments by Country — (Long Positions)

				Pro Forma
			Pro Froma	Janus Growth
	Janus Growth	Janus	Janus Growth	and Income
	and Income	Research Core	and Income	Fund % of
Country	Fund Value	Fund Value	Fund Value	Investments Securities

Australia	$12,041,374	$—	$12,041,374	0.3%
Belgium	100,663,354	8,546,344	109,209,698	2.4%
Bermuda	20,137,886	—	20,137,886	0.4%
Brazil	149,770,581	10,133,532	159,904,113	3.5%
Canada	197,982,989	—	197,982,989	4.3%
Cayman Islands	55,778,617	—	55,778,617	1.2%
Germany	29,033,376	—	29,033,376	0.6%
Guernsey	—	3,815,088	3,815,088	0.1%
Hong Kong	62,189,728	2,878,439	65,068,167	1.4%
India	36,918,420	5,914,377	42,832,797	0.9%
Ireland	40,002,265	29,746,290	69,748,555	1.5%
Japan	—	10,046,004	10,046,004	0.2%
Singapore	—	4,501,945	4,501,945	0.1%
Switzerland	478,170,232	11,063,168	489,233,400	10.6%
United Kingdom	168,010,073	34,093,381	202,103,454	4.4%
United States††	2,636,037,527	505,700,968	3,141,738,495	68.1%

	$3,986,736,422	$626,439,536	$4,613,175,958	100.0%

††	Includes Cash Equivalents (66.6% excluding Cash Equivalents)
Forward Currency Contracts, Open

			Pro Forma
	Janus Growth	Janus	Janus Growth
	and Income	Research Core	and Income
Currency Sold and	Fund	Fund Currency	Fund Currency
Settlement Date	Currency Units Sold	Units Sold	Units Sold

British Pound 4/8/10	10,500,000	527,000	11,027,000
British Pound 4/22/10	20,029,000	8,600,000	28,629,000
British Pound 5/6/10	23,530,000	2,435,000	25,965,000
Euro 4/8/10	7,120,000	2,000,000	9,120,000
Euro 4/22/10	12,505,000	978,000	13,483,000
Euro 5/6/10	7,355,000	4,240,000	11,595,000
Japanese Yen 4/8/10	—	49,000,000	49,000,000
Japanese Yen 4/22/10	—	217,000,000	217,000,000
Japanese Yen 5/6/10	—	190,000,000	190,000,000
Swiss Franc 4/22/10	38,910,000	—	38,910,000
Swiss Franc 5/6/10	52,740,000	3,380,000	56,120,000

			Pro Forma
	Janus Growth	Janus	Janus Growth
	and Income	Research Core	and Income
Currency Sold and	Fund Currency	Fund Currency	Fund Currency
Settlement Date	Value U.S. $	Value U.S. $	Value U.S. $

British Pound 4/8/10	$15,931,298	$799,599	$16,730,897
British Pound 4/22/10	30,386,104	13,047,106	43,433,210
British Pound 5/6/10	35,694,105	3,693,801	39,387,906
Euro 4/8/10	9,615,536	2,700,993	12,316,529
Euro 4/22/10	16,888,227	1,320,807	18,209,034
Euro 5/6/10	9,933,174	5,726,262	15,659,436
Japanese Yen 4/8/10	—	524,244	524,244
Japanese Yen 4/22/10	—	2,321,884	2,321,884
Japanese Yen 5/6/10	—	2,033,169	2,033,169
Swiss Franc 4/22/10	36,919,078	—	36,919,078
Swiss Franc 5/6/10	50,048,041	3,207,478	53,255,519

Total	$205,415,563	$35,375,343	$240,790,906

			Pro Forma
	Janus Growth	Janus	Janus Growth
	and Income	Research Core	and Income
Currency Sold and	Fund Unrealized	Fund Unrealized	Fund Unrealized
Settlement Date	Gain/(Loss)	Gain/(Loss)	Gain/(Loss)

British Pound 4/8/10	$(116,198)	$24,799	$(91,399)
British Pound 4/22/10	1,139,943	489,466	1,629,409
British Pound 5/6/10	(339,809)	(35,165)	(374,974)
Euro 4/8/10	281,264	25,367	306,631
Euro 4/22/10	244,624	19,132	263,756
Euro 5/6/10	142,882	82,368	225,250
Japanese Yen 4/8/10	—	9,752	9,752
Japanese Yen 4/22/10	—	61,788	61,788
Japanese Yen 5/6/10	—	62,042	62,042
Swiss Franc 4/22/10	(581,421)	—	(581,421)
Swiss Franc 5/6/10	(282,996)	(18,137)	(301,133)

Total	$488,289	$721,412	$1,209,701

Statements of Assets and Liabilities
As of March 30, 2010 (unaudited)
(all numbers in thousands except net asset value per share)

					Pro Forma
					Combined Janus
	Janus Growth and	Janus Research	Pro Forma		Growth and Income
	Income Fund	Core Fund	Adjustments		Fund
Assets:
Investments at cost	$3,321,616	$543,847	$—		$3,865,463
Unaffiliated investments at value	3,920,924	625,329	—		4,546,253
Affiliated money market investments	65,812	1,111	—		66,923
Cash	121	—	(121	)(1)	—
Receivables:					—
Investments sold	—	563	—		563
Fund shares sold	1,110	111	—		1,221
Dividends	9,754	1,394	—		11,148
Interest	1,244	—	—		1,244
Non-interested Trustees’ deferred compensation	97	15	—		112
Other assets	44	3	—		47
Forward Currency Contracts	1,809	774	(25	)(1)	2,558
Total Assets	4,000,915	629,300	(146)		4,630,069
Liabilities:
Payables:
Due to Custodian	—	147	(121	)(1)	26
Investments purchased	26,610	—	—		26,610
Fund shares repurchased	3,220	391	—		3,611
Dividends and distributions	144	1	—		145
Advisory fees	2,075	304	—		2,379
Administrative fees — D Shares	193	32	—		225
Administrative fees — R Shares	1	—	—		1
Administrative fees — S Shares	14	5	—		19
Administrative fees — T Shares	401	56	—		457
Distribution fees and shareholder servicing fees — A Shares	4	1	—		5
Distribution fees and shareholder servicing fees — C Shares	5	7	—		12
Distribution fees and shareholder servicing fees — R Shares	1	1	—		2
Distribution fees and shareholder servicing fees — S Shares	14	5	—		19
Networking fees — A Shares	10	5	—		15
Networking fees — C Shares	3	14	—		17
Networking fees — I Shares	—	—	—		—
Non-interested Trustees’ fees and expenses	25	3	—		28
Non-interested Trustees’ deferred compensation fees	97	15	—		112
Accrued expenses and other payables	337	368	—		705
Forward Currency Contracts	1,321	53	(25	)(1)	1,349
Total Liabilities	34,475	1,408	(146)		35,737
Net Assets	3,966,440	627,892	—		4,594,332
Net Assets Consist of:
Capital (par value and paid-in surplus)	4,321,462	711,343	—		5,032,805
Undistributed net investment income/(loss)	2,138	1,167	—		3,305
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,022,813)	(167,935)	—		(1,190,748)
Unrealized appreciation/(depreciation) of investments and foreign currency translations and non-interested Trustees’ deferred compensation	665,653	83,317	—		748,970
Total Net Assets	3,966,440	627,892	—		4,594,332
Net Assets — A Shares	$18,902	$5,472	—		24,374
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	641	273	(88)		826
Net Asset Value Per Share(2)(3)	$29.51	$20.04	$9.47		$29.51
Maximum Offering Price Per Share(4)	$31.31	$21.26	$—		$21.26
Net Assets — C Shares	$5,398	$8,654	—		$14,052
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183	434	(140)		477
Net Asset Value Per Share (2)	$29.44	$19.96	$9.48		$29.44
Net Assets — D Shares	$1,911,305	$320,269	—		$2,231,574
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,787	16,014	(5,157)		75,644
Net Asset Value Per Share (2)	$29.50	$20.00	$9.50		$29.50
Net Assets — I Shares	$59,282	$5,369	—		$64,651
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,010	268	(86)		2,192
Net Asset Value Per Share (2)	$29.49	$20.00	$9.49		$29.49
Net Assets — R Shares	$2,181	$1,402	—		$3,583
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	74	70	(22)		122
Net Asset Value Per Share (2)	$29.49	$19.99	$9.50		$29.49
Net Assets — S Shares	$67,867	$23,232	—		$91,099
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,300	1,161	(374)		3,087
Net Asset Value Per Share (2)	$29.51	$20.02	$9.49		$29.51
Net Assets — T Shares(1)	$1,901,505	$263,494	—		$2,164,999
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	64,458	13,178	(4,246)		73,390
Net Asset Value Per Share (2)	$29.50	$20.00	$9.50		$29.50

(1)	To reflect the change in presentation.

(2)	Janus Research Core Fund — Class A Shares will be exchanged for Janus Growth and Income Fund — Class A Shares.

Janus Research Core Fund — Class C Shares will be exchanged for Janus Growth and Income Fund — Class C Shares.

Janus Research Core Fund — Class D Shares will be exchanged for Janus Growth and Income Fund — Class D Shares.

Janus Research Core Fund — Class I Shares will be exchanged for Janus Growth and Income Fund — Class I Shares.

Janus Research Core Fund — Class R Shares will be exchanged for Janus Growth and Income Fund — Class R Shares.

Janus Research Core Fund — Class S Shares will be exchanged for Janus Growth and Income Fund — Class S Shares.

Janus Research Core Fund — Class T Shares will be exchanged for Janus Growth and Income Fund — Class T Shares.

(3)	Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4)	Maximum offering price is computed at 100/94.25 of net asset value.

Statements of Operations
For the twelve-month period ended March 31, 2010 (unaudited)
(all numbers in thousands)

					Pro Forma
	Janus Growth	Janus			Janus Growth
	and Income	Research Core	Pro Forma		and Income
	Fund	Fund	Adjustments		Fund
Investment Income:
Interest	6,263	7	—		6,270
Dividends	60,759	8,264	—		69,023
Dividends from affiliates	260	20	—		280
Foreign tax withheld	(2,879)	(138)	—		(3,017)
Total Investment Income	64,403	8,153	—		72,556
Expenses:
Advisory fees	22,728	3,475	(755	)(1)	25,448
Registration fees	166	143	—		309
Custodian fees	90	10	—		100
Audit fees	31	25	(25	)(2)	31
Non-interested Trustees’ fees and expenses	151	17	—		168
Administrative fees — Class D Shares	265	45	—		310
Administrative fees — Class R Shares	4	3	—		7
Administrative fees — Class S Shares	125	44	—		169
Administrative fees — Class T Shares	6,409	945	—		7,354
Distribution fees and shareholder servicing fees — Class A Shares	36	11	—		47
Distribution fees and shareholder servicing fees — Class C Shares	36	62	—		98
Distribution fees and shareholder servicing fees — Class R Shares	7	5	—		12
Distribution fees and shareholder servicing fees — Class S Shares	125	44	—		169
Networking fees — Class A Shares	21	10	—		31
Networking fees — Class C Shares	9	25	—		34
Networking fees — Class I Shares	1	—	—		1
Other expenses	2,309	816	(417	)(3)	2,708
Non-recurring costs(4)	1	—	—		1
Costs assumed by Janus Capital Management LLC(4)	(1)	—	—		(1)
Total Expenses	32,513	5,680	(1,197)		36,996
Expense and Fee Offset	(19)	(16)	—		(35)
Net Expenses	32,494	5,664	(1,197)		36,961
Less: Excess Expense Reimbursement(5)	(23)	(112)	75		(60)
Net Expenses After Expense Reimbursement	32,471	5,552	(1,122)		36,901
Net Investment Income/(Loss)	31,932	2,601	1,122		35,655
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) from investment and foreign currency transactions	3,138	(25,372)	—		(22,234)
Net realized gain/(loss) from options contracts	—	12	—		12

Change in unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,319,847	246,508	—		1,566,355
Net Gain/(Loss) on Investments	1,322,985	221,148	—		1,544,133
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,354,917	223,749	1,122		1,579,788

(1)	Pro Forma Adjustment based on revising the Janus Growth and Income Fund Advisory Fee to 0.60%.

(2)	Pro Forma adjustments in expenses due to elimination of duplicative services.

(3)	Pro Forma Adjustment reflects the elimination of a $4 transfer agency account fee. This fee was eliminated effective July 6, 2009.

(4)	For the twelve months ended March 31, 2010, Janus Capital assumed $20,341 of legal, consulting and Trustee costs and fees incurred by the funds in Janus Investment Fund and Janus Aspen Series (the “Portfolios”) in connection with the regulatory and civil litigation matters. These non-recurring costs were allocated to all Portfolios based on the Portfolios’ respective net assets as of July 31, 2004. No fees were allocated to the Portfolios that commenced operations after July 31, 2004. Additionally, all future non-recurring costs will be allocated to the Portfolios based on the Portfolios based on the Portfolios’ respective net assets on July 31, 2004.

(5)	Effective with the Reorganization, Janus Growth and Income Fund will change its expense limitation to an annual rate of 0.70% of the average daily net assets of the Fund. Pro Forma adjustment assumes termination of Janus Research Core Fund expense limit agreement and the commencement of the new expense limit agreement for Janus Growth and Income Fund.

Notes to Pro Forma Financial Statements (Unaudited)
The following section describes the organization and significant accounting policies and provides more detailed information about the schedules and tables that appear throughout this Statement of Additional Information. In addition, the Notes to Pro Forma Financial Statements explain the methods used in preparing and presenting this report.
Organization and Significant Accounting Policies
Janus Growth and Income Fund (“Acquiring Fund”) is a series fund. The Acquiring Fund is a part of the Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust offers thirty-eight funds which include multiple series of shares, with differing investment objectives and policies. The Acquiring Fund invests primarily in equity securities and is diversified, as defined in the 1940 Act.
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Janus Research Core Fund (“Target Fund”), a series fund. The Target Fund is also part of the Trust. The Target Fund invests primarily in equity securities and is classified as diversified, as defined in the 1940 Act.
The Target Fund offers Class A Shares, Class C Shares, Class D Shares, Class I Shares, Class R Shares, Class S Shares, and Class T Shares. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares.
Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms. The maximum purchase in Class C Shares is $500,000 for any single purchase.
Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. The Shares are available only to investors who held accounts directly with the Janus funds as of July 6, 2009 and to immediate family members or members of the same household of an eligible individual investor. The Shares are not offered through financial intermediaries.
Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, and bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.
Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.
Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, and certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the Target Fund, as if such acquisition had taken place for the period ended March 31, 2010.
Under the terms of the Plan of Reorganization the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at net asset value (“NAV”). The statement of assets and liabilities and the related statement of operation of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended March 31, 2010. Following the acquisition, the Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.
The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Acquiring Fund and Target Fund included in their respective semiannual and annual reports dated March 31, 2010 and October 31, 2009, respectively.
The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place for the period ended March 31, 2010. The following accounting policies have been consistently followed by the Funds and are in conformity with accounting principles generally accepted in the United States of America within the investment management industry.
Investment Valuation
Securities are valued at the last sales price or the official closing price for securities traded on a principal securities exchange (U.S. or foreign) and on the NASDAQ National Market. Securities traded on over-the-counter markets and listed securities for which no sales are reported are valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Funds’ Trustees. Short-term securities with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings. Short positions shall be valued in accordance with the same methodologies, except that in the event that a last sale price is not available, the latest ask price shall be used instead of a bid price. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect as of the daily close of the New York Stock Exchange (“NYSE”). When market quotations are not readily available or deemed unreliable, or events or circumstances that may affect the value of portfolio securities held by the Funds are identified between the closing of their principal markets and the time the NAV is determined, securities may be valued at fair value as determined in good faith under procedures established by and under the supervision of the Funds’ Trustees. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a non-valued security and a restricted or non-public security. The Funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE. Restricted and illiquid securities are valued in accordance with procedures established by the Funds’ Trustees.
Valuation Inputs Summary
In accordance with the Financial Accounting Standards Board (“FASB”) guidance, the Funds utilize the “Fair Value Measurements and Disclosures” to define fair value, establish a framework for measuring fair value, and expand disclosure requirements regarding fair value measurements. The Fair Value Measurement Standard does not require new fair value measurements, but is applied to the extent that other accounting pronouncements require or permit fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability. Various inputs are used in determining the value of the Funds’ investments defined pursuant to this standard. These inputs are summarized into three broad levels:
Level 1 — Quoted prices in active markets for identical securities.
Level 2 — Prices determined using other significant observable inputs. Observable inputs are inputs that reflect the assumptions market participants would use in pricing a security and are developed based on market data obtained from sources independent of the reporting entity. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.
Level 3 — Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable or deemed less relevant (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the factors market participants would use in pricing the security and would be based on the best information available under the circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2010 to value each Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” and “Level 3 Valuation Reconciliation of Assets” (if applicable) in the Pro Forma Notes to Schedules of Investments.
In April 2009, FASB issued “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which provides additional guidance for estimating fair value in accordance with Fair Value Measurements when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. Additionally, it amends the Fair Value Measurement Standard by expanding disclosure requirements for reporting entities surrounding the major categories of assets and liabilities carried at fair value. The required disclosures have been incorporated into the “Valuation Inputs Summary” in the Pro Forma Notes to Schedules of Investments. Management believes applying this guidance does not have a material impact on the financial statements.
Capital Shares
The pro forma net asset value per share assumes the issuance of shares of Acquiring Fund that would have been issued at March 31, 2010, in connection with the proposed reorganization. The number of shares assumed to be issued is equal to the net asset value of shares of Target Fund, as of March 31, 2010 divided by the net asset value per share of the shares of Acquiring Fund as of March 31, 2010. The pro forma number of shares outstanding, by class, for the combined fund consists of the following at March 31, 2010:

	Shares of	Additional Shares	Total Outstanding
	Acquiring Fund	Assumed Issued in	Shares
Class of Shares	Pre-Combination	Reorganization	Post-Combination
Class A Shares	640,604	185,447	826,051
Class C Shares	183,344	293,959	477,303
Class D Shares	64,787,357	10,856,561	75,643,918

	Shares of	Additional Shares	Total Outstanding
	Acquiring Fund	Assumed Issued in	Shares
Class of Shares	Pre-Combination	Reorganization	Post-Combination
Class I Shares	2,010,070	182,050	2,192,120
Class R Shares	73,967	47,544	121,511
Class S Shares	2,299,695	787,255	3,086,950
Class T Shares	64,457,844	8,932,016	73,389,860
Federal Income Taxes
Each fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code. After the acquisition, the Acquiring Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes. The identified cost of investments for the funds is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined fund.
Accumulated capital losses, noted below, represent net capital loss carryovers, as of October 31, 2009, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows the expiration dates of the carryovers.
Capital Loss Carryover Expiration Schedule
For the year ended October 31, 2009

	September 30,	September 30,	September 30,	Accumulated
Fund	2010	2016	2017	Capital Losses
Janus Growth and Income Fund	$(8,328,322)	$(472,623,891)	$(701,342,952)	$(1,182,295,165)
Janus Research Core Fund	$—	$(14,155,996)	$(157,640,809)	$(171,796,805)

JANUS INVESTMENT FUND
PART C — OTHER INFORMATION
ITEM 15. Indemnification
     Article VI of Janus Investment Fund’s Amended and Restated Agreement and Declaration of Trust provides for indemnification of certain persons acting on behalf of the Funds. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their connection with the Funds, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Funds also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Funds if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances or a majority of a quorum of disinterested Trustees, or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.
ITEM 16. Exhibits

Exhibit 1

(a)	Amended and Restated Agreement and Declaration of Trust, dated March 18, 2003, is incorporated herein by reference to Exhibit 1(ii) to Post-Effective Amendment No. 109, filed on April 17, 2003 (File No. 2-34393).

(b)	Certificate of Amendment Establishing and Designating Series, dated September 16, 2003, is incorporated herein by reference to Exhibit 1(jj) to Post-Effective Amendment No. 110, filed on December 23, 2003 (File No. 2-34393).

(c)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(a) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(d)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(b) to N-14/A Pre-Effective Amendment No. 1, filed on August 8, 2006 (File No. 2-34393).

(e)	Certificate of Amendment of the Amended and Restated Agreement and Declaration of Trust is incorporated herein by reference to Exhibit 1(qq) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(f)	Form of Certificate of Establishment and Designation of Series and Share Classes is incorporated herein by reference to Exhibit (a)(20) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(g)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(21) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(h)	Form of Certificate of Establishment, Designation and Redesignation of Share Classes is incorporated herein by reference to Exhibit (a)(22) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

Exhibit 2
(a)	Amended and Restated Bylaws are incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(b)	First Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

(c)	Second Amendment to the Amended and Restated Bylaws is incorporated herein by reference to Exhibit 2(g) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

Exhibit 3 – (Not Applicable)

Exhibit 4

(a)	Form of Agreement and Plan of Reorganization by and among Janus Adviser Series and Janus Investment Fund, on behalf of Janus Growth and Income Fund, is incorporated herein by reference to Exhibit (h)(37) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(b)	Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus Research Core Fund and Janus Growth and Income Fund is filed herein as Exhibit 4(b).

Exhibit 5
(a)	Specimen Stock Certificate for Janus Growth and Income Fund is incorporated herein by reference to Exhibit 4(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

Exhibit 6

(a)	Investment Advisory Agreements for Janus Growth and Income Fund and Janus Worldwide Fund dated July 1, 1997, are incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(b)	Amendment dated January 31, 2000 to the Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 1997, is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 90, filed on January 31, 2000 (File No. 2-34393).

(c)	Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004 is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 112, filed on December 10, 2004 (File No. 2-34393).

(d)	Investment Advisory Agreement for Janus Growth and Income Fund dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(llll) to Post-Effective Amendment No. 117, filed on February 27, 2006 (File No. 2-34393).

(e)	Amendment to Investment Advisory Agreement for Janus Growth and Income Fund dated June 14, 2006 is incorporated herein by reference to Exhibit 4(nnnnn) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(f)	Amendment to Investment Advisory Agreement for Janus Growth and Income Fund is to be filed by Amendment.

Exhibit 7

(a)	Distribution Agreement between Janus Investment Fund and Janus Distributors, Inc., dated July 1, 1997, is incorporated herein by reference to Exhibit 6 to Post-Effective Amendment No. 83, filed on December 15, 1997 (File No. 2-34393).

(b)	Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(c)	Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated June 14, 2006, is incorporated herein by reference to Exhibit 5(c) to Post-Effective Amendment No. 119, filed on December 19, 2006 (File No. 2-34393).

(d)	Amendment to Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC, dated January 1, 2008, is incorporated herein by reference to Exhibit 5(d) to Post-Effective Amendment No. 122, filed on February 28, 2008 (File No. 2-34393).

(e)	Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(f)	Form of Intermediary Services Agreement is incorporated herein by reference to Exhibit (e)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(g)	Form of Amended and Restated Distribution Agreement between Janus Investment Fund and Janus Distributors LLC is incorporated herein by reference to Exhibit (e)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

Exhibit 8 – (Not Applicable)

Exhibit 9

(a)	Foreign Custody Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(b)	Foreign Custody Manager Addendum to Global Custodial Services Agreement dated December 5, 2000 is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(c)	Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(d)	Form of Amendment to State Street Bank and Trust Company Custodian Contract dated December 5, 2000 is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 96, filed on December 18, 2000 (File No. 2-34393).

(e)	Form of Letter Agreement regarding Citibank, N.A. Custodian Contract is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

(f)	Form of Amendment to Subcustodian Contract between Citibank, N.A. and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 104, filed on February 28, 2002 (File No. 2-34393).

(g)	Amended and Restated Custodian Contract dated August 1, 2005, between Janus Investment Fund and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 7(mm) to Post-Effective Amendment No. 114, filed on October 14, 2005 (File No. 2-34393).

Exhibit 10

(a)	Form of Distribution and Shareholder Servicing Plan for Class A Shares is incorporated herein by reference to Exhibit (m)(1) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(b)	Form of Distribution and Shareholder Servicing Plan for Class C Shares is incorporated herein by reference to Exhibit (m)(2) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(c)	Form of Distribution and Shareholder Servicing Plan for Class R Shares is incorporated herein by reference to Exhibit (m)(3) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(d)	Form of Distribution and Shareholder Servicing Plan for Class S Shares is incorporated herein by reference to Exhibit (m)(4) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(e)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(6) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(f)	Form of Amended Rule 18f-3 Plan is incorporated herein by reference to Exhibit (n)(7) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

Exhibit 11

(a)	Opinion and Consent of Counsel with respect to shares of Janus Growth and Income Fund and Janus Worldwide Fund is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 79, filed on December 18, 1996 (File No. 2-34393).

(b)	Opinion and Consent of Counsel with respect to Janus Investment Fund Class A, C, R, S, and I Shares, as applicable, dated July 2, 2009, is incorporated herein by reference to Exhibit (i)(22) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

Exhibit 12

(a)	Tax Opinion is to be filed by Amendment.

Exhibit 13

(a)	Amended and Restated Transfer Agency Agreement dated June 18, 2002, between Janus Investment Fund and Janus Services LLC is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(b)	Form of Letter Agreement regarding Janus Services LLC Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 105, filed on December 13, 2002 (File No. 2-34393).

(c)	Letter Agreement dated October 2, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(dddd) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(d)	Letter Agreement dated December 29, 2008 regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit 8(eeee) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(e)	Form of Expense Limitation Agreement between Janus Capital Management LLC and Janus Investment Fund, regarding Janus Growth and Income Fund, is incorporated herein by reference to Exhibit (h)(68) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(f)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(86) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(g)	Form of Letter Agreement regarding Janus Services LLC Amended and Restated Transfer Agency Agreement is incorporated herein by reference to Exhibit (h)(95) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

Exhibit 14

(a)	Consent of PricewaterhouseCoopers LLP is to be filed by Amendment.

Exhibit 15 – (Not Applicable)

Exhibit 16

(a)	Powers of Attorney dated as of April 11, 2008, are incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(b)	Power of Attorney dated as of June 24, 2010, is incorporated herein by reference to Exhibit (q)(4) to Post-Effective Amendment No. 132, filed on July 30, 2010 (File No. 2-34393).

Exhibit 17

(a)	Janus Ethics Rules, revised February 18, 2009, are incorporated herein by reference to Exhibit 16(x) to Post-Effective Amendment No. 123, filed on February 27, 2009 (File No. 2-34393).

(b)	Form of Janus Ethics Rules, revised July 6, 2009, is incorporated herein by reference to Exhibit (p)(2) to Post-Effective Amendment No. 126, filed on July 2, 2009 (File No. 2-34393).

(c)	Janus Ethics Rules, revised August 25, 2009, are incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 127, filed on November 24, 2009 (File No. 2-34393).

(d)	Janus Ethics Rules, revised January 5, 2010, are incorporated herein by reference to Exhibit (p)(4) to Post-Effective Amendment No. 130, filed on February 16, 2010 (File No. 2-34393).

(e)	Appendix C to Revised Janus Ethics Rules, revised March 11, 2010, is incorporated herein by reference to Exhibit (p)(5) to Post-Effective Amendment No. 131, filed on May 14, 2010 (File No. 2-34393).

(f)	Appendix D to Revised Janus Ethics Rules, revised March 11, 2010, is incorporated herein by reference to Exhibit (p)(6) to Post-Effective Amendment No. 131, filed on May 14, 2010 (File No. 2-34393).

ITEM 17. Undertakings
     (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.
     (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES
     As required by the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 3rd day of September, 2010.

JANUS INVESTMENT FUND
By:	/s/ Robin C. Beery
Robin C. Beery, President and Chief
Executive Officer

     As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Robin C. Beery Robin C. Beery	President and Chief Executive Officer (Principal Executive Officer)	September 3, 2010

/s/ Jesper Nergaard Jesper Nergaard	Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	September 3, 2010

William F. McCalpin* William F. McCalpin	Chairman and Trustee	September 3, 2010

Jerome S. Contro* Jerome S. Contro	Trustee	September 3, 2010

John W. McCarter, Jr.* John W. McCarter, Jr.	Trustee	September 3, 2010

John P. McGonigle* John P. McGonigle	Trustee	September 3, 2010

Dennis B. Mullen* Dennis B. Mullen	Trustee	September 3, 2010

James T. Rothe* James T. Rothe	Trustee	September 3, 2010

William D. Stewart* William D. Stewart	Trustee	September 3, 2010

Martin H. Waldinger* Martin H. Waldinger	Trustee	September 3, 2010

Linda S. Wolf* Linda S. Wolf	Trustee	September 3, 2010

/s/ Stephanie Grauerholz-Lofton

*By:	Stephanie Grauerholz-Lofton
Attorney-in-Fact
Pursuant to Powers of Attorney dated April 11, 2008, incorporated by reference to Exhibit 15(c) to Post-Effective Amendment No. 123, filed on February 27, 2009 and Power of Attorney dated June 24, 2010, incorporated by reference to Exhibit (q)(4) to Post-Effective Amendment No. 132, filed on July 30, 2010

INDEX OF EXHIBITS

Exhibit Number	Exhibit Title

Exhibit 4(b)	Form of Agreement and Plan of Reorganization by and between Janus Investment Fund, on behalf of Janus Research Core Fund and Janus Growth and Income Fund